UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Celsion Corporation
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CELSION CORPORATION

997 LENOX DRIVE, SUITE 100

LAWRENCEVILLE, NJ 08648

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FRIDAY, JUNE 20, 2014

To Our Stockholders:

Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of Celsion Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, June 20, 2014 at the Harvard Club of New York, 35 West 44th Street, New York, NY 10036, for the following purposes, all as more fully described in the accompanying Proxy Statement:

1)	To elect two Class I Directors, each to serve until the Annual Meeting of Stockholders in 2017 and until their respective successors are duly elected and qualified;

2)	To ratify the selection of Stegman & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014;

3)	To consider and act upon an Amendment to the Celsion Corporation 2007 Stock Incentive Plan, as amended; and;

4)	To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

The close of business on April 25, 2014 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting.  Only stockholders of record at the close of business on April 25, 2014 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card.

By Order of the Board of Directors

/s/Jeffrey W. Church
Jeffrey W. Church Corporate Secretary

April 30, 2014

Lawrenceville, NJ

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT MAY 9, 2014. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD

•	ATTEND THE COMPANY’S 2014 ANNUAL MEETING OF STOCKHOLDERS AND VOTE IN PERSON

•	VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM

•	VOTE BY PHONE BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE, OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM OR VOTE BY PHONE BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2014. THE PROXY STATEMENT AND OUR 2013 ANNUAL REPORT TO SECURITY HOLDERS ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K ARE AVAILABLE AT WWW.PROXYVOTE.COM.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT.

CELSION CORPORATION

PROXY STATEMENT

 i

CELSION CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Celsion Corporation, a Delaware corporation (sometimes referred to in this Proxy Statement as the "Company", "Celsion", "we" or "us"), for exercise in voting at the Company’s 2014 Annual Meeting of Stockholders to be held on Friday, June 20, 2014 (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We are first sending this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and Annual Report on Securities and Exchange Commission ("SEC") Form 10-K for the fiscal year ended December 31, 2013 ("2013 Annual Report on Form 10-K") to our stockholders on or about May 9, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on Friday, June 20, 2014. The Proxy Statement and our 2013 Annual Report on Form 10-K are available at www.proxyvote.com or you may request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice.

In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.

We are an oncology drug development company focused on the development of treatments for those suffering with difficult-to-treat forms of cancer. We are working to develop and commercialize more efficient, effective and targeted chemotherapeutic oncology drugs based on our proprietary heat-activated liposomal technology.

Our principal executive offices are located at 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648, and our telephone number is (609) 896-9100.

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

Our 2014 Annual Meeting will be held at 10:00 a.m., local time, on Friday, June 20, 2014 at the Harvard Club of New York, 35 West 44th Street, New York, NY 10036.

Who May Attend the Annual Meeting

Only stockholders who own our common stock, par value $0.01 per share (our "Common Stock"), as of the close of business on April 25, 2014, the record date for the Annual Meeting (the "Record Date"), will be entitled to attend the Annual Meeting. At the discretion of management, we may permit certain other individuals to attend the Annual Meeting, including members of the media and our employees.

Who May Vote

Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Annual Meeting. Only stockholders who own Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.  As of the Record Date, there were 17,217,066 shares of our Common Stock issued and outstanding.

How to Vote

If you were a holder of our Common Stock as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person.  HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM.

A pre-addressed and postage-paid return envelope is enclosed for your convenience. Alternatively, you may cast your vote via the internet at www.proxyvote.com or by phone by calling the number printed on the accompanying voting document.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a proxy and bring it to the Annual Meeting in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate.

If a beneficial owner who holds shares in street name does not provide specific voting instructions to their brokerage firm, bank, broker dealer or other nominee, under the rules of certain securities exchanges, including NASDAQ Marketplace Rules, the brokerage firm, bank, broker dealer or other nominee holding those shares may generally vote as the nominee determines in its discretion on behalf of the beneficial owner on routine matters but cannot vote on non-routine matters, the latter of which results in “broker non-votes.” Proposal No. 2 involves matters we believe to be routine. Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 2. Broker non-votes are expected in connection with Proposals No. 1 and 3.

Thus, if you date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

●

Proposal No. 1. “FOR” (if authority to do so is not withheld) the election of the two nominees for the Class I Directors, each to serve until the Company’s Annual Meeting of Stockholders in 2017 and his successor is duly elected and qualified;

●	Proposal No. 2. “FOR” the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for the year ending December 31, 2014;

●	Proposal No. 3. “FOR” the approval of an Amendment to the Celsion Corporation 2007 Stock Incentive Plan; and

●

Other Business. In the discretion of your proxy holder (one of the individuals named on your proxy card), on any other matter properly presented at the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by voting in person at the Annual Meeting, or by sending a written revocation of your proxy addressed to our Corporate Secretary at our principal executive office. Your latest dated proxy card is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of our Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. A "broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner properly executes and returns a proxy without voting on a particular proposal because such holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Vote Requirements

Proposal No. 1. The election of the Class I Directors at the Annual Meeting will be by a plurality of the votes cast. This means that the two director nominees receiving the greatest number of votes cast, in person or by proxy, by the holders of our Common Stock in the election of the Class I Directors, will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote "FOR" the nominees for election as a director or may "WITHHOLD" authority for the nominees. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below in Proposal No. 1. If a stockholder withholds authority to vote with respect to the nominees for director, the shares held by that stockholder will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominees. Broker non-votes will have no effect on the election of the nominee.

Proposal No. 2. Stockholders may vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal No. 2 regarding the ratification of the selection of Stegman & Company as the Company's independent registered public accounting firm for the year ending December 31, 2014. The affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Stegman & Company.  Abstentions will have the same effect as a vote against Proposal No. 2.

Proposal No. 3. Stockholders may also vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal No. 3, to approve an Amendment to the Celsion Corporation 2007 Stock Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal will be required to approve the amendment. Abstentions will have the same effect as a vote against Proposal No. 3. Broker non-votes will have no effect on Proposal No. 3.

Other Matters

Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. It is not anticipated that other matters will be brought before the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, however, persons named as proxies will vote upon them in their discretion.

Information about the Proxy Statement and the Solicitation of Proxies

The enclosed proxy is solicited by our Board of Directors and we will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and the Company's 2013 Annual Report on Form 10-K, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

The solicitation of proxies may be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefor.

We have also engaged Morrow & Co., LLC, 470 West Ave. Stamford Connecticut 06902, to assist with the solicitation of proxies for a fee of $7,500 plus reasonable out of pocket expenses.

Annual Report

Our 2013 Annual Report on Form 10-K is being mailed to stockholders together with this Proxy Statement and contains financial and other information about Celsion, including audited financial statements for our fiscal year ended December 31, 2013. A copy of our 2013 Annual Report on Form 10-K, as filed with the SEC, but excluding exhibits, is available on our website and additional copies may be obtained without charge, upon written request directed to the Corporate Secretary, Celsion Corporation, 997 Lenox Drive, Suite 100, Lawrenceville, New Jersey 08648.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2013 Annual Report on Form 10-K may have been sent to multiple stockholders in your household.  The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or telephone number:

Celsion Corporation

997 Lenox Drive, Suite 100

Lawrenceville, New Jersey 08648

Attention: Corporate Secretary

(609) 896-9100

If you would like to receive separate copies of the Company's 2013 Annual Report on Form 10K and the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address and telephone number set forth above.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE OR SUBMIT YOUR VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING THE NUMBER PRINTED ON THE ACCOMPANYING VOTING DOCUMENT.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of April 25, 2014 by:

■	each person or group known by us to own beneficially more than five percent of the outstanding Common Stock;

■	each of our directors and the director nominees, as well as each executive officer named in the Summary Compensation Table appearing under the heading "Executive Compensation"; and

■	our directors and executive officers as a group.

We determine beneficial ownership in accordance with the rules of the SEC. Under SEC rules, beneficial ownership for purposes of this table takes into account shares as to which the individual has voting or investment power as well as shares that may be acquired within 60 days.  Shares of Common Stock subject to options that are currently exercisable or that become exercisable within 60 days of April 25, 2014 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated or as to the interests of spouses, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby.

NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER*	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED (1)	PERCENT OF SHARES OF COMMON STOCK OUTSTANDING (2)
Sabby Healthcare Volatility Master Fund, Ltd. (3)	2,161,897	9.9%
Capital Ventures International (4)	1,504,440	8.7%
Max E. Link (5)	138,429	**
Augustine Chow (6)	59,792	**
Robert W. Hooper (7)	54,642	**
Alberto Martinez (8)	61,190	**
Frederick J. Fritz (9)	40,773	**
Michael H. Tardugno (10)	329,832	1.9%
Jeffrey Church (11)	76,048	**
Nicholas Borys (12)	97,735	**
Gregory Weaver (13)	35,043	**
Directors and Executive Officers as a group (nine persons)(14)	893,484	5.2%

*	The address of each of the individuals named is c/o Celsion Corporation, 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648.

**	Less than one percent.

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Based on 17,217,066 shares of Common Stock outstanding as of April 25, 2014.

(3)

Includes (i) 202,867 shares of Common Stock beneficially owned by Sabby Healthcare Volatility Master Fund, Ltd. and certain of its affiliates based on the information supplied to us by Sabby Management, LLC, (ii) warrants to purchase an aggregate of 1,959,030 shares of Common Stock, after giving effect to the 4.5-to-1 reverse split of Common Stock effected by us on October 28, 2013 (the "Sabby Warrants"), held by Sabby Healthcare Volatility Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd. and Sabby Management, LLC. Sabby Management, LLC serves as the investment manager of Sabby Healthcare Volatility Master Fund, Ltd., and Hal Mintz serves as manager of Sabby Management, LLC. Each of Sabby Management, LLC and Mr. Mintz disclaims beneficial ownership over shares of Common Stock except to the extent of its or his pecuniary interest therein.  Pursuant to certain blocker provisions contained in the Sabby Warrants, the holders thereof and their affiliates may not exercise the Sabby Warrants to the extent such exercise would result in their holding greater than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise.

(4)

Includes (i) 960,961 shares of Common Stock over which Capital Ventures International and Heights Capital Management, Inc. share voting and dispositive power, based on the information provided in the Schedule 13G filed with the SEC on January 24, 2014 by Capital Ventures International and Heights Capital Management, Inc., and (ii) warrants to purchase an aggregate of 543,479 shares of Common Stock, after giving effect to the 4.5-to-1 reverse split of Common Stock effected by us on October 28, 2013 (the "CVI Warrants"), held by Capital Ventures International. Based on the Schedule 13G, Heights Capital Management, Inc., which serves as the investment manager to Capital Ventures International, may be deemed to be the beneficial owner of all shares owned by Capital Ventures International. Each of Heights Capital Management, Inc. and Capital Ventures International disclaims any beneficial ownership of any shares reported on the Schedule 13G, except for their pecuniary interest therein. Pursuant to certain blocker provisions contained in the CVI Warrants, Capital Ventures International and its affiliates may not exercise the CVI Warrants to the extent such exercise would result in their holding greater than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise.

(5)	Includes 53,904 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 25, 2014.

(6)	Includes 52,116 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

(7)	Includes 34,643 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

(8)	Includes 22,220 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 25, 2014.

(9)	Includes 19,442 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

(10)	Includes 272,311 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

(11)	Includes 66,320 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 25, 2014.

(12)	Includes 89,809 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

(13)	Includes 35,043 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

(14)	Includes 642,872 shares of Common Stock underlying options and warrants currently exercisable or exercisable within 60 days of April 25, 2014.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports with the SEC regarding ownership and changes in ownership of such equity securities.  Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Based solely on our review of the copies of such forms furnished to us with respect to our fiscal year ended December 31, 2013, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended December 31, 2013, all applicable Section 16(a) filing requirements were timely met.

CODE OF ETHICS

The Company has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to its directors, officers, including the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other officers performing similar functions, and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002 and SEC rules. A copy of the Code of Ethics is available on the Company's website at http://www.celsion.com and any stockholder may obtain a copy by making a written request to the Company's Corporate Secretary, 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648.  In the event of any amendments to or waivers of the terms of the Code of Ethics, such matters will be posted promptly to the Company's website in lieu of disclosure on Form 8-K in accordance with Item 5.05(c) of Form 8-K.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Code of Ethics requires all of the Company’s directors, officers and employees to give their complete loyalty to the best interests of the Company and to avoid any action that may involve, or that even may appear to involve, a conflict of interest with the Company. The Code of Ethics also requires any of the Company’s directors, officers or employees who become aware of a conflict or potential conflict to bring it to the attention of a supervisor, manager or other appropriate personnel or consult the compliance procedures provided in the Code of Ethics. The Board of Directors reviews and approves or ratifies all relationships and transactions between us and (i) any of our directors or executive officers, (ii) any nominee for election as a director, (iii) any security holder who is known to us to own beneficially or of record more than five percent of our common stock or (iv) any member of the immediate family of any of the foregoing.

The Company sold and issued, in registered direct offerings, the following equity securities to Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (collectively, the “Sabby Volatility Funds”), which, together with certain of their affiliates, beneficially own more than five percent of the outstanding shares of Common Stock.

■

On February 22, 2013, the Company sold and issued to the Sabby Volatility Funds (i) 12,500.00228 shares of the Company’s Series A 0% convertible preferred stock, convertible into a total of 2,235,636 shares of Common Stock, and (ii) warrants to purchase a total of 1,117,818 shares of Common Stock at an exercise price of $5.31 per share for total consideration of $12,500,002.27, in each case after giving effect to the 4.5-to-1 reverse split of Common Stock effected by us on October 28, 2013. The shares of Series A 0% convertible preferred stock have been converted into shares of Common Stock.

■

On June 3, 2013, the Company sold and issued to the Sabby Volatility Funds a total of 1,111,111 shares of Common Stock at a purchase price of $7.065 per share for total consideration of $7,850,000, after giving effect to the 4.5-to-1 reverse split of Common Stock effected by us on October 28, 2013.

■

On January 21, 2014, the Company sold and issued to the Sabby Volatility Funds (i) a total of 1,681,682 shares of Common Stock and (ii) warrants to purchase a total of 840,842 shares of Common Stock at an exercise price of $4.10 per share, for total consideration of $7,000,001.33.

The Company sold and issued, in a registered direct offering, the following equity securities to Capital Venture International, which, together with certain of their affiliates, beneficially own more than five percent of the outstanding shares of Common Stock.

■

On January 21, 2014, the Company sold and issued to Capital Ventures International (i) a total of 960,961 shares of Common Stock and (ii) warrants to purchase a total of 480,480 shares of Common Stock at an exercise price of $4.10 per share, for total consideration of $4,000,000.17.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

GENERAL

The Company's Certificate of Incorporation provides that the number of directors that constitutes the Board of Directors is to be fixed by, or in the manner provided in, our Bylaws, as amended (the "Bylaws"). The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III, and it is the Company's practice to have such classes as even in size as possible. The Company's Bylaws provide that the Board of Directors is to consist of between three and nine directors, with the exact number to be fixed by action of the Board of Directors. The current number of directors has been fixed by the Board of Directors at seven. Currently, the Company’s Board of Directors consists of six directors as one Board seat remains vacant.

The Board of Directors have nominated Dr. Augustine Chow and Mr. Frederick J. Fritz to stand for re-election to the Board of Directors as Class I Directors, with terms expiring at the 2017 Annual Meeting of Stockholders and with the election and qualification of their respective successors. The proxies named in the Proxy Card provided with this Proxy Statement intend to vote "FOR" the election of Dr. Augustine Chow and Mr. Frederick J. Fritz unless otherwise instructed. If you do not wish your shares to be voted for Dr. Augustine Chow and Mr. Frederick J. Fritz, you must so indicate by marking the "WITHHOLD" authority box on the Proxy Card next to Dr. Augustine Chow and Mr. Frederick J. Fritz in which event your shares will not be voted for Dr. Augustine Chow and Mr. Frederick J. Fritz. In the event that Dr. Augustine Chow and Mr. Frederick J. Fritz become unavailable for election as a result of an unexpected occurrence, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of directors serving on the Board.

Class I Director Nominees (If elected, term would expire in 2017)

Dr. Augustine Chow.   Dr. Augustine Chow was appointed to the Board of Directors in March 2007. Dr. Chow has served as the Chief Executive Officer of Harmony Asset Limited since 1996, an investment company listed on the Hong Kong Stock Exchange and specializing in China and Hong Kong.  Dr. Chow has served as Executive Director of Kaisun Energy Group Ltd. since 2008 and currently serves as a director of Medifocus Inc.  From 1990 to 1998, Dr. Chow was the Chief Executive Officer of Allied Group of Companies based in Hong Kong.  Prior to this, Dr. Chow held a senior position with Brunswick Corporation and Outboard Marine Corporation and was responsible for all business activities in South East Asia and China.  Dr. Chow’s qualifications include a number of Bachelors, Masters and Doctoral degrees.  Among them include a MSc from London Business School, a Ph.D. from the University of South Australia, and an Engineering Doctorate and Ph.D. on Biology from City University of Hong Kong.

Mr. Frederick J. Fritz. Mr. Fritz was appointed to the Board of Directors in July 2011.  Mr. Fritz is currently the CEO & Founder of NeuroDx, a development stage diagnostic device company focused on the neurosurgery market. Mr. Fritz joined NeuroDx from Valeo Medical, a biotech company he founded in 2003 to develop the world's first non-invasive diagnostic test for endometriosis. Prior to that, Mr. Fritz was President and CEO of Songbird Hearing, a medical device company spun out of Sarnoff Corporation. Mr. Fritz began his career in marketing management and new product development. He joined Schering Plough's Wesley Jessen in 1985 as VP Marketing and Sales in 1986. He was promoted to general manager of Schering's Over the Counter pharmaceutical business in 1988 and of the podiatric products business in 1990. He was President of Coleman North America from 1995-1997.  Mr. Fritz holds a Bachelor’s degree in engineering (summa cum laude) from University of Illinois and an MBA degree from Harvard University.

The Board of Directors concluded that each of Dr. Augustine Chow and Mr. Frederick J. Fritz has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors based on, among other things, his:

●	Leadership attributes and management experience;
●	Management experience in the pharmaceutical industry; and
●	Professional and educational background.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Set forth below is certain information regarding the Company's current directors and the nominees (who are currently serving as directors), as well as the Company's non-director executive officers.

NAME	AGE	POSITION(S)	CLASS

Max E. Link, Ph.D.	73	Chairman, Director	III
Michael H. Tardugno	63	President, Chief Executive Officer and Director	III
Robert W. Hooper	67	Director	II
Alberto R. Martinez, M.D.	64	Director	II
Augustine Chow, Ph.D.	61	Director	I
Frederick J. Fritz	63	Director	I
Nicholas Borys, M.D.	54	Vice President and Chief Medical Officer
Jeffrey W. Church	57	Senior Vice President and Chief Financial Officer

Continuing Class II Directors (Term Expires in 2015)

Mr. Robert W. Hooper.   Mr. Hooper has served as a director of the Company since July 2010.  He is currently President of Crows Nest Ventures, Inc. a privately held company, which provides advisory and consulting services to the healthcare industry.  From 1997 to 2001, Mr. Hooper served as President North America for IMS Health Incorporated, a healthcare information and market research company listed on The New York Stock Exchange.  From 1993 to 1997, he served as President of Abbott Laboratories Canada.  From 1989 to 1993, he served as Managing Director, Australia/Asia for Abbott Laboratories.  Prior to that, he held increasingly senior positions at E.R. Squibb and Sterling Winthrop Labs.  Mr. Hooper holds a B.A degree in Biology from Wilkes University.

Dr. Alberto R. Martinez.   Dr. Martinez has served as a director of the Company since December 2010.  He is currently a consultant to the healthcare industry.  From 2007 to 2008, Dr. Martinez served as the President and Chief Operating Officer of Talecris Biotherapeutics, Inc., a publicly traded life science company.   Prior to that, Dr. Martinez served as Talecris’ President and Chief Executive Officer from October 2005 until June 2007. Prior to that, he held increasingly senior positions as Executive Vice President of Worldwide Commercial Operations at ZLB Behring (subsequently renamed CSL Behring). Prior to ZLB Behring, Dr. Martinez served in various international positions at Sandoz Pharmaceuticals (currently the generic pharmaceuticals division of Novartis) in Brazil, Switzerland, Spain and the U.S. for eighteen years. Dr. Martinez completed his undergraduate and graduate studies at the University of Sao Paulo and received his medical degree from the University of Sao Paulo in 1973. After completing his residency in Pediatrics in 1975, he studied Business and Marketing Administration at the Fundacao Getulio Vargas in Sao Paulo, Brazil.

Continuing Class III Directors (Term Expires in 2016)

Dr. Max E. Link.     Dr. Link has served as a director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company that was subsequently acquired by Hoffmann-La Roche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharmaceuticals (now part of Novartis), culminating in his appointment as Chairman of its Board of Directors in 1992. From 2001 to 2003, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd. Dr. Link currently serves as Chairman of the Board of Directors of each of AMEDICA Corporation (NASDAQ: AMDA), Alexion Pharmaceuticals, Inc. (NASDAQ: ALXN) and CytRx Corporation (NASDAQ: CYTR). Dr. Link holds a Ph.D. in Economics from the University of St. Gallen (Switzerland).

Mr. Michael H. Tardugno.     Mr. Tardugno was appointed President and Chief Executive Officer of the Company on January 3, 2007 and was elected to the Board of Directors on January 22, 2007. Prior to joining the Company and for the period from February 2005 to December 2006, Mr. Tardugno served as Senior Vice President and General Manager of Mylan Technologies, Inc., a subsidiary of Mylan Inc. From 1998 to 2005, Mr. Tardugno was Executive Vice President of Songbird Hearing, Inc., a medical device company spun out of Sarnoff Corporation.  From 1996 to 1998, he was Senior Vice President of Technical Operations worldwide for a division of Bristol-Myers Squibb, and from 1977 to 1995, he held increasingly senior executive positions including Senior Vice-President of World-wide Technology Development and Manufacturing with Bausch & Lomb and Abbott Laboratories.  Mr. Tardugno holds a B.S. degree in Biology from St. Bonaventure University and completed the Harvard Business School Program for Management Development.

The Board of Directors concluded that all of the continuing directors have the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors based on, among other things, his:

●	Leadership attributes and experience
●	Management experience in the pharmaceutical industry and/or business experience in countries in which the Company is conducting its clinical trials; and
●	Professional and educational background.

Executive Officers

Following are the biographical summaries for each of the Company's executive officers. Each executive officer is elected by, and serves at the pleasure of the Board of Directors.

Mr. Michael H. Tardugno.   Mr. Tardugno’s biographical information appears above under the heading “Continuing Class III Directors (Term Expires in 2016)”.

Dr. Nicholas Borys.   Dr. Borys joined Celsion on October 1, 2007 as Vice President and Chief Medical Officer of the Company. In this position, Dr. Borys manages the clinical development and regulatory programs for Celsion. Dr. Borys has over 20 years of experience in all phases of pharmaceutical development with a focus on oncology.  Immediately prior to joining Celsion, Dr. Borys served as Chief Medical Officer of Molecular Insight Pharmaceuticals, Inc., a molecular imaging and nuclear oncology pharmaceutical company, from 2004 until 2007. From 2002 until 2004 he served as the Vice President and Chief Medical Officer of Taiho Pharma USA, a Japanese start-up oncology therapeutics company. Prior to that he held increasingly senior positions at Cytogen Corporation, Anthra Pharmaceuticals, Inc., Amersham Healthcare, Inc. and Hoffmann La-Roche Inc. Dr. Borys obtained his premedical degree from Rutgers University and holds an M.D. degree from American University of the Caribbean.

Mr. Jeffrey W. Church.   Mr. Church joined Celsion in July 2010 as Vice President, Chief Financial Officer and Corporate Secretary.  Mr. Church was appointed as Senior Vice President, Corporate Strategy and Investor Relations effective July 8, 2011.   On July 1, 2014, Mr. Church was reappointed as Senior Vice President and Chief Financial Officer. Immediately prior to joining Celsion, Mr. Church served as Chief Financial Officer and Corporate Secretary of Alba Therapeutics Corporation, a privately held life science company from 2007 until 2010.  From 2006 until 2007, he served as Vice President, CFO and Corporate Secretary for Novavax, Inc., a vaccine development company listed on The NASDAQ Global Select Market.  From 1998 until 2006, he served as Vice President, CFO and Corporate Secretary for GenVec, Inc., a life science and biotechnology company listed on The NASDAQ Capital Market. Prior to that, he held senior financial positions at BioSpherics Corporation and Meridian Medical Technologies, both publicly traded companies. He started his career with Price Waterhouse from 1979 until 1986.  Mr. Church holds a B.S. degree in accounting from the University of Maryland and is a Certified Public Accountant.

LEGAL PROCEEDINGS

None of the Company's directors or officers has been a part of any legal proceeding within the last 10 years that is subject to disclosure under Item 401(f) of Regulation S-K.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership

Our Board of Directors has adopted a leadership structure that it believes is appropriate for Celsion, including an independent Chairman of the Board. Currently, Dr. Link serves as Chairman of the Board and Mr. Tardugno serves as President and Chief Executive Officer. The Board believes that the Company and its stockholders have been well served by the current leadership structure due to Dr. Link's and Mr. Tardugno's experience and in-depth knowledge of the Company and the industry. The Company believes that at this time the separation of these roles permits the Chairman of the Board to focus on oversight of the Company’s long-term corporate development goals while the President and Chief Executive Officer focuses on the strategic direction of the Company and oversees the day to day performance of the other executive officers in executing the Company’s business plan.

Board Oversight of Risk

The Board of Directors is responsible for oversight of the various risks facing us. In this regard, the Board seeks to understand and oversee the most critical risks relating to our business and operations, allocate responsibilities for the oversight of risks among the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Overseeing risk is an ongoing process, and risk is inherently tied to our strategy and to strategic decisions. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive and to achieve its business objectives.

While the Board oversees risk, management is charged with identifying and managing risk. We have robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through delegation to various committees. These committees meet regularly and report back to the full Board. The Audit Committee oversees the management of financial, accounting, internal controls, disclosure controls and the engagement arrangement and regular oversight of the independent auditors. The Compensation Committee is responsible for the design and oversight of the Company’s compensation programs. Based on a review of our compensation program, in particular the compensation programs for our executive officers, the Compensation Committee has concluded that these programs do not create risks that are likely to have a material adverse effect on the Company. The Nominating and Governance Committee periodically reviews the Company’s corporate governance practices, including the risks that those practices are intended to address. It also periodically reviews the composition of the Board of Directors to help ensure that a diversity of skills and experiences is represented by the members of the Board of Directors taking into account the stage of growth of the Company and its strategic direction.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors presently maintains separately designated Audit, Compensation, and Nominating and Governance Committees.

Audit Committee

The Audit Committee consists of Dr. Max Link, Chairman, Dr. Augustine Chow and Mr. Frederick J. Fritz. The Audit Committee operates under a written charter as amended and restated effective May 4, 2007. A copy of the charter, as may be amended from time to time, is available on our web site, located at http://www.celsion.com, in lieu of triennial filing with our proxy statement in accordance with Instruction 2 to Item 407 of Regulation S-K. Additional copies of the charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the SEC and NASDAQ.

The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's 2013 Annual Report on Form 10-K with the Company's management and the Company's independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Board of Directors has determined that Dr. Max Link is qualified to serve as the "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K and that Dr. Chow and Mr. Fritz meet the financial literacy requirements under applicable NASDAQ rules.

Compensation Committee

The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's directors, officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management. The Compensation Committee operates under a written charter effective as of December 24, 2003. A copy of the charter, as may be amended from time to time, is available on our web site, located at http://www.celsion.com , in lieu of triennial filing with our proxy statement in accordance with Instruction 2 to Item 407 of Regulation S-K. Additional copies of the charter are available upon written request to the Company.  The Compensation Committee does not delegate the authority to approve compensation policies and actions affecting the Company's named executive officers or directors. The Compensation Committee applies discretion in determining compensation for the Company's executives. The Compensation Committee has not established any equity or other security ownership requirements or guidelines in respect of its executive officers. The President and Chief Executive Officer assists the Compensation Committee in evaluating the performance of other executive officers and by providing information to directors as and when requested, such as salary surveys and compensation paid by the Company's competitors, to the extent such information is publicly available. Members of the Compensation Committee undertake to verify such information prior to referring to it in determining executive compensation. The compensation of the President and Chief Executive Officer is determined by the Compensation Committee based on the Compensation Committee's evaluation of his performance and with reference to such external or competitive data as they consider necessary.  The compensation of the other named executive officers is determined by the Compensation Committee based on its evaluation of their individual performance and the recommendations of the President and Chief Executive Officer.

Mr. Hooper (Chairman) and Drs. Link and Martinez currently comprise the Compensation Committee. All members of the Compensation Committee are independent under the applicable NASDAQ rules.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors, reconsideration of incumbent directors in connection with nominations for elections of directors and ensuring that the Board of Directors is properly constituted to meet its corporate governance obligations. The Nominating and Governance Committee operates under a written charter effective as of December 24, 2003 and amended on February 27, 2006. A copy of the charter, as may be amended from time to time, is available on our web site, located at http://www.celsion.com , in lieu of triennial filing with our proxy statement in accordance with Instruction 2 to Item 407 of Regulation S-K.  The current members of the Nominating and Governance Committee are Dr. Link (Chairman) and Dr. Martinez, each of whom is deemed to be independent under applicable NASDAQ rules.

MEETINGS OF THE BOARD AND ITS COMMITTEES

During the year ended December 31, 2013, there were a total of six regular meetings of the Board of Directors.  Drs. Link, Chow and Martinez, and Messrs. Tardugno, Hooper and Fritz attended all of the meetings of the Board of Directors and the committees on which they served that were held during the period for which they were a director or committee member, respectively.  During the year ended December 31, 2013, the Audit Committee met four times, the Compensation Committee met twice and the Nominating and Governance Committee met once.

DIRECTOR NOMINATIONS

The Nominating and Governance Committee

The role of the Nominating and Governance Committee is to act on behalf of the Board of Directors to ensure that the Board of Directors and its standing committees are appropriately constituted to meet their fiduciary and corporate governance obligations. In this role, the Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors and reconsidering incumbent directors in connection with nominations for elections of directors. The Nominating and Governance Committee is also charged with: (i) reviewing and recommending changes in the size and composition of the Board of Directors and its committees; (ii) developing and maintaining criteria and processes for selecting candidates for election as directors; (iii) identifying and recruiting candidates to stand for election as directors and determining whether incumbent directors should stand for reelection; (iv) ensuring that the Company and the Board of Directors operate in accordance with current best practices; (v) providing for ongoing director training and education; (vi) reporting to the Board of Directors on Nominating and Governance Committee activities; (vii) annually reviewing the Nominating and Governance Committee's performance of its responsibilities and duties; and (viii) annually reviewing the Nominating and Governance Committee Charter, the structure and the processes and membership requirements of the Nominating and Governance Committee and recommending to the Board any improvements or amendments that the Nominating and Governance Committee considers appropriate or necessary.

Director Qualifications

It is a policy of the Nominating and Governance Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of the Nominating and Governance Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director. Candidates must have experience and demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors which will complement the talents of the other members of the Board of Directors and further the interests of the Company, bearing in mind the composition of the Board of Directors and the current state of the Company and the biotechnical/biopharmaceutical industry generally. In particular, the Nominating and Governance Committee believes it is important for one or more members of the Board of Directors to have in-depth experience in the biotechnical/biopharmaceutical industry. The Nominating and Governance Committee has determined that one or more of its members, including the incumbents nominated to stand for reelection at the Annual Meeting, have such biotechnical/biopharmaceutical experience.

Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to the Company, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in meetings of the Board of Directors and committee meetings and related activities, the ability to work professionally and effectively with other members of the Board of Directors and Company management, and the ability and intention to remain on the Board of Directors long enough to make an effective contribution.  Among candidates who meet the foregoing criteria, the Nominating and Governance Committee also considers the Company's current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors.

Although the Nominating and Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors of members with a broad mix of professional and personal backgrounds. Thus, the Nominating and Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Governance Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Governance Committee will also consider the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.

Director Independence

In addition, in accordance with the rules of the SEC and NASDAQ, the Company requires that at least a majority of the directors serving at any time on the Board of Directors be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one member of the Audit Committee qualify as an "audit committee financial expert" under those rules.

The Board of Directors has determined that Dr. Max Link is qualified to serve as the "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K and that Dr. Link, Dr. Chow and Mr. Fritz meet the financial literacy requirements under applicable SEC and NASDAQ rules. The Board of Directors has also determined that of the six currently serving directors, Drs. Max E. Link, Augustine Chow, Alberto Martinez and Messrs. Robert W. Hooper and Frederick J. Fritz, are independent under applicable SEC and NASDAQ rules. Dr. Max Link acts as the chairman of our Audit Committee.  In considering the independence of the non-employee Director nominated for election, Dr. Link has no relationship with the Company other than as a Director.

Nominating and Governance Committee Process

In selecting candidates for the Board of Directors, the Nominating and Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. Under its charter, the Nominating and Governance Committee is charged with considering incumbent directors as if they were new candidates. However, the Nominating and Governance Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into the Company's affairs and enhancing the Board of Directors' ability to work as a collective body. Therefore, it is the policy of the Nominating and Governance Committee, absent special circumstances, to nominate qualified incumbent directors who the Nominating and Governance Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member, there is an existing vacancy on the Board of Directors, or the Board of Directors, upon the recommendation of the Nominating and Governance Committee, elects to expand the size of the Board of Directors, the following process would be followed:

●	The Nominating and Governance Committee develops a profile for candidates' skills and experience, based on the criteria described above.

●

The Nominating and Governance Committee initiates a search, polling members of the Board of Directors and management, and retaining a search firm if the Nominating and Governance Committee deems this appropriate.

●

The Nominating and Governance Committee has a policy with respect to stockholders' suggestions for nominees for directorships. Under this policy, stockholder nominees are given identical consideration as nominees identified by the Nominating and Governance Committee.

●	The process by which stockholders may submit potential nominees is described below under "Stockholder Recommendation Process."

●

The Nominating and Governance Committee then determines the eligibility and suitability of any candidate based on the criteria described above and the Nominating and Governance Committee's search profile.

●	The Chairman of the Board of Directors and at least one member of the Nominating and Governance Committee interview prospective candidate(s) who satisfy the qualifications described above.

●	The Nominating and Governance Committee offers other members of the Board of Directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

●	The Nominating and Governance Committee seeks endorsement of the final candidate(s) from the full Board of Directors.

●	The final candidate(s) are nominated by the Board of Directors for submission to a stockholder vote or elected to fill a vacancy.

Stockholder Recommendation Process

The Nominating and Governance Committee will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information and relevant qualifications to our Corporate Secretary at our principal executive offices. All written submissions received from our stockholders will be reviewed by the Nominating and Governance Committee at the next appropriate meeting. The Nominating and Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our board. The Company or the Nominating and Governance Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility or suitability of the proposed nominee to serve as director of the Company. See the section titled “Stockholder Nominations and Proposals for the 2015 Annual Meeting of Stockholders” later in this Proxy Statement.

Revisions to Nomination Process

The Nominating and Governance Committee and stockholder recommendation processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. The Nominating and Governance Committee intends to review these processes from time to time in light of the Company's evolving needs and changing circumstances, as well as changes in legal requirements and stock exchange listing standards. The Nominating and Governance Committee may revise these processes or adopt new ones based on such periodic reviews.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has adopted a process through which interested stockholders may communicate with the Board of Directors. Stockholders who wish to send communications to the Board of Directors, or any particular director, should address such communications to the Corporate Secretary, at the Company's headquarters in Lawrenceville, New Jersey.  The envelope containing any such communication should be prominently marked "To the Attention of the Board of Directors" or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder's address and the number of shares of the Company's Common Stock beneficially owned by the stockholder. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as he deems appropriate, our Corporate Secretary will: (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

BOARD ATTENDANCE

The Board of Directors strongly encourages, but does not require, all directors, to the extent reasonable and practicable, to attend the Company's annual meetings of stockholders in person. All of the current Board members were present at the Company’s 2013 Annual Meeting of Stockholders.

DIRECTOR COMPENSATION

2013 DIRECTOR COMPENSATION TABLE

The following table sets forth the cash and noncash compensation paid to the Company’s directors who are not employed by the Company or any of its subsidiaries (“Non-Employee Directors”) for the year ended December 31, 2013. The compensation paid to any director who was also one of our employees during fiscal year 2013 is presented in the “Summary Compensation Table” and the information that follows that table. Such employee directors do not receive separate compensation for service on the Board.

Name	Fees Earned and Paid ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)

Max E. Link	$65,200	—	$31,400	$96,600
Augustine Chow	36,200	—	24,420	60,620
Robert W. Hooper	39,000	—	24,420	63,420
Alberto R. Martinez	34,000	—	24,420	58,420
Frederick J. Fritz	41,200	—	24,420	65,620

(1)

The value reported for Option Awards is the aggregate grant date fair value of stock options granted to the Non-Employee Directors in 2012, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the Note 10 in the financial statements included in the Company’s 2013 Annual Report on Form 10-K as filed with the SEC on March 13, 2014.  The grant date fair values of stock option awards to directors during the year ended December 31, 2013 were as follows:

Name	Number of Options Granted	Exercise Price	Expires	Grant Date Fair Value

Max E. Link	10,000	$4.37	5/6/2023	$31,400
Augustine Chow	7,777	$4.37	5/6/2023	24,420
Robert W. Hooper	7,777	$4.37	5/6/2023	24,420
Alberto R. Martinez	7,777	$4.37	5/6/2023	24,420
Frederick J. Fritz	7,777	$4.37	5/6/2023	24,420

Each of these stock options was granted on May 6, 2013 and vests in three equal installments, with one-third of the grant vesting on the date of grant and the remainder vesting in two annual installments thereafter.

The following table presents the aggregate number of outstanding unexercised options held by each of our Non-Employee Directors as of December 31, 2013.  None of the Non-Employee Directors held any other outstanding stock awards on that date.

Director	Number of Options Outstanding

Max E. Link	69,162
Augustine Chow	55,551
Robert W. Hooper	38,886
Alberto R. Martinez	33,331
Frederick J. Fritz	29,998

During the year ended December 31, 2013, each Non-Employee Director of the Company received annual cash compensation in the amount of $25,000 payable in quarterly installments, and an additional $1,000 or $1,500 for attendance, telephonically or in person, respectively, at regular meetings of the Board of Directors and each meeting of a committee of the Board of Directors that was not held in conjunction with a meeting of the Board of Directors. Each Non-Employee director is reimbursed for his out-of-pocket costs of attending meetings of the Board of Directors and of committees of the Board of Directors. The Chairman of the Board received an additional annual cash fee of $15,000, the Chairman of the Audit Committee received an additional annual cash fee of $8,000 and the Chairman of the Compensation Committee received an additional annual cash fee of $5,000. During 2013, the Board of Directors appointed Mr. Fritz the responsibility to provide Board oversight of the Company’s merger and acquisition initiative. Mr. Fritz received an annual fee of $5,000 for this responsibility.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Hooper and Dr.’s Link and Martinez each served on the Compensation Committee of the Board of Directors for 2013.  No director who served on our Compensation Committee at any time during 2013 is or was a current or former executive officer or employee of the Company, or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during 2013.

STOCK OWNERSHIP AND RETENTION GUIDELINES FOR NON-EMPLOYEE AND EXECUTIVE DIRECTORS

The Board of Directors believes that, as a matter of sound corporate governance, non-employee and executive directors should have a significant personal financial stake in our performance. Consequently, in February 2011, the Board of Directors adopted stock ownership guidelines for non-employee and executive directors. Our corporate governance guidelines require that each non-employee director acquire and hold shares of our common stock having an aggregate value equal to two times the director’s total compensation in the first year of service and that our executive director acquire and hold shares of our common stock having an aggregate value equal to the executive’s director’s total compensation in the first year of service. Each director is expected to satisfy the applicable ownership guideline by February 2014, or within three years after his or her appointment to the board, whichever is later.

Shares of our common stock that count toward satisfaction of these ownership guidelines include, unless beneficial ownership therein is disclaimed: (i) shares owned outright by the director or executive officer or their immediate family members residing in the same household, whether held individually or jointly; (ii) shares held in a trust, family limited partnership or similar entity solely for the benefit of the director or executive officer and/or their immediate family members; (iii) shares of restricted stock and restricted stock units awarded under our equity incentive plans, including vested and unvested awards; and (iv) shares acquired upon stock option exercise, but not shares underlying unexercised stock options.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's 2013 Annual Report on Form 10-K with the Company's management and the Company's independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee met privately with the Company's independent registered public accounting firm and discussed issues deemed significant by the independent registered public accounting firm, including those required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures and the letter received from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm's examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's 2013 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Max E. Link (Chairman)

Augustine Chow

Frederick J. Fritz

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the material elements of compensation awarded to, earned by or paid to Michael H. Tardugno, our Chief Executive Officer, Jeffrey W. Church, our Senior Vice President and Chief Financial Officer, and Nicholas Borys, our Vice President and Chief Medical Officer, as well as Gregory Weaver, our former Senior Vice President and Chief Financial Officer. These individuals are listed in the Summary Compensation Table below and are referred to in this discussion as the “Named Executive Officers.”

Introduction

The Company is an oncology drug development company and as such is unlikely, in the short to medium term, to generate revenues and income sufficient to cover product development costs. As a result, the Company’s executive compensation philosophy is geared to ensuring that executive compensation aligns the interests of management and stockholders by emphasizing rewards for Company performance, while remaining competitive with compensation paid by other clinical stage biotechnology companies.

The Compensation Committee has adopted the following executive compensation approaches, which the Company believes help to achieve the objectives for the executive compensation program and incorporate many compensation features that are generally favored by stockholders:

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A significant amount of the executives’ compensation is at-risk.  For fiscal year 2013, approximately 52% of Mr. Tardugno’s target total direct compensation was performance-based and/or linked to the value of the Company’s stock price. As used in this discussion, the term “total direct compensation” means the aggregate amount of the executive’s base salary, target annual incentive awards, and long-term equity incentive awards based on the grant-date fair value of such awards as determined under the accounting principles used in the Company’s audited financial statements.

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Executives’ bonuses under the Company’s annual incentive program are principally based on the achievement of specific performance objectives established at the beginning of the fiscal year by the Compensation Committee.

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Executives’ equity awards are granted in the form of stock options that help to align the executives’ interests with those of stockholders as the options will not have value unless the Company’s stock price appreciates after the option is granted. The awards also provide a retention incentive as they vest over a multi-year period.

●

The Company does not provide any tax gross-up payments or material perquisites to our Named Executive Officers (except for initial relocation expenses, the objective of which is to keep all affected employees, executive or otherwise, whole for expenses incurred in joining the Company).

Executive Compensation Philosophy and Procedures

The Compensation Committee attempts to design executive compensation programs to achieve three principal objectives.

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The program is intended to attract, motivate and retain talented executives with total compensation that is competitive within the drug development and broader pharmaceutical and biotechnology industry;

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The program is intended to create an alignment of interests between the Company’s executives and stockholders such that a significant portion of each executive’s compensation varies with business performance and is dependent on a rising stock price performance; and

●	The program is designed to award behavior which results in optimizing the commercial potential of the Company’s development program.

The Compensation Committee’s philosophy is to pay competitive total compensation, comprised of annual salaries, annual cash incentives and long-term equity awards (primarily stock options), which is geared to provide total compensation that is directly linked with the Company’s performance. The Compensation Committee considers the elements of the compensation package to be reflective of compensation packages given to executives of companies of similar size in our industry. Compensation packages generally are designed to pay competitive salaries between the 50th and the 75th percentile level of the industry as described below, reward superior annual performance through incentive compensation awards and allow executives to participate in increases in stockholder value through stock option and other stock-based grants.

In determining executives’ compensation levels, the Compensation Committee relies primarily on its experience and judgment to provide a package that appropriately balances the need to attract and retain key executive talent with the creation of incentives that will enhance the growth of the Company and provide value for stockholders. As part of its decision-making process, the Compensation Committee takes into account the role and experience of each executive and reviews industry surveys (specifically, the Radford Global Life Sciences Survey, which covers a broad cross-section of the biotechnology, pharmaceuticals and life science industries and in which the Company participates) for information on the compensation paid to their executive officers by companies in our industry that are similar in size, breadth, stage of development or complexity to the Company. However, this data is used by the Compensation Committee as background information only, and in reviewing this survey data, the Compensation Committee does not focus on any particular company used in the survey. The Compensation Committee also does not specifically “benchmark” compensation at any particular level against this survey data.

In light of the straightforward nature of the Company’s executive compensation arrangements, the Compensation Committee believes it has not been necessary to retain independent compensation consultants, and no consultants were retained by the Compensation Committee for 2013. To assist the Compensation Committee with its responsibilities, we provide briefing materials prepared or summarized by management. Our Chief Executive Officer participates in the collection and dissemination of survey information and interacts with the Compensation Committee in reviewing some of the elements of yearly performance and compensation of the other members of the executive management team. The Compensation Committee believes that an appropriate level of input from our Chief Executive Officer provides a necessary and valuable perspective in helping the Compensation Committee formulate its own independent views on compensation. The Compensation Committee takes measures to ensure its independence with respect to the Chief Executive Officer's compensation. The Compensation Committee meets separately to make all final determinations on the compensation levels for Named Executive Officers.

A discussion of each individual element of compensation and the compensation for each Named Executive Officer for 2013 follows.

Annual Salaries

The Company participates in an ongoing industry survey as described above. The Compensation Committee compares base salary for Company executives with the levels provided to similarly situated executives and generally targets base salaries at levels between the 50th and the 75th percentile of survey companies.

In early 2013, after reviewing each executive’s job responsibilities, individual performance, our corporate performance, competitive market data and our total compensation expense, the salaries of Mr. Tardugno, Dr. Borys and Mr. Church were increased by approximately 3%.

Incentive Compensation

The Company has an incentive compensation plan in which all members of our senior management participate. The plan is performance-driven based on Company and personal operational objectives generally established annually by the Compensation Committee in consultation with the Chief Executive Officer. These operational objectives include the completion of certain development projects, fund raising, cost controls, business development and profit and loss goals, which we believe are ultimately directed at creating stockholder value. These objectives are designed to achieve timely and efficient product development including completion of clinical studies and regulatory approvals. Each member of senior management is individually evaluated based on the achievement of the Company’s overall operational objectives and his personal objectives. This component of compensation is provided, among other reasons, to create incentives for members of senior management to meet short and medium term performance goals of the Company, without regard to stock price. Objectives are weighted in terms of overall importance to meeting the Company’s operating plan.

The total annual incentive compensation a member of senior management can earn is based on his level within management, with more senior members of management eligible to earn a higher percentage of their base salary as incentive compensation than less senior members. We believe it is appropriate for executives to have a greater percentage of their compensation “at-risk” based on performance as they generally have a greater role in the achievement of objectives that we believe promote the growth of the Company and the creation of value for stockholders.  The actual amount of incentive compensation paid to any member of senior management is determined on a sliding scale dependent on how successful such member of senior management was in achieving the objectives upon which his or her incentive compensation was targeted and the relative importance to the Company of the objectives achieved. The Compensation Committee retains complete discretion to adjust any incentive compensation down and retains discretion as to whether to grant any incentive compensation to any individual member of senior management at all.

Under the incentive compensation plan for 2013, the Compensation Committee established a number of annual corporate goals identified below that include research and development, regulatory, manufacturing, organizational and financial goals which we believe were essential to building stockholder value.  These corporate goals were designed to be achieved during the annual performance period and their relative weighting is based upon our assessment of the importance of each goal in creating value for the Company and our stockholders. If all of the stated goals were achieved, the overall corporate performance rating would have been 100%.  Each corporate goal was established so that significant levels of achievement were required to meet the goal. Following the conclusion of the annual performance period, the level of achievement for each corporate goal was assessed by the Compensation Committee. The Compensation Committee determined whether each corporate goal had been met, exceeded, or not satisfied. In addition, in assessing corporate performance, the Compensation Committee had the discretion to factor in other significant corporate events that occurred during the performance period which could have resulted in an upward or downward adjustment in the determination of corporate performance. After taking into account the level of attainment of each corporate goal and other appropriate corporate performance factors, the Compensation Committee assigned the overall corporate performance rating, which ranged from 0% to 100%. A maximum bonus pool is established by multiplying the overall corporate performance rating by the aggregate target bonuses for all individuals in the incentive plan. Certain individual downward adjustments may be made at the discretion of the Committee. The aggregate of all individual bonuses awarded under the policy cannot exceed maximum bonus pool available such that the cost of bonuses ultimately reflects our overall performance and is not inflated by any individual performance rating.

After the corporate performance rating is determined by the Compensation Committee, the individual performance of each Named Executive Officer is reviewed by the Compensation Committee in consultation with Mr. Tardugno in order to determine the appropriate annual performance percentage rating to be assigned to the executive for the performance period.  Each Named Executive Officer’s actual annual performance-based incentive compensation payment is based on a combination of the corporate performance rating and his or her individual performance rating.  The actual annual performance bonus compensation award for each Named Executive Officer is determined in our sole discretion, and the maximum payout for each Named Executive Officer could be up to 100% of his or her target annual performance-based compensation target.

The Named Executive Officers were each assigned a target annual incentive for 2013 ranging from 35% to 100% of base salary. The table below shows the target annual incentive assigned to each Named Executive Officer for 2013 both as a dollar amount and as a percentage of base salary.

Name	Target Annual Incentive for Entire 2013 Year($)	Target Annual Incentive for Entire 2013 Year (% of Base Salary)
Michael H. Tardugno	$439,115	100%
Jeffrey W. Church	112,408	40%
Nicholas Borys	117,257	35%
Gregory Weaver (1)	116,000	40%

(1)	Mr. Weaver was not eligible for any a bonus as a result of his resignation on June 30, 2013.

The 2013 corporate objectives and relative weightings assigned to each objective were as follows:

1.	Research and Development objective to complete post hoc analysis of the Phase III clinical trial for primary liver cancer (the HEAT Study) (10%).

2.

Research and Development objective to initiate and complete non-clinical experiments to test hypotheses that further support development of ThermoDox for HCC and to support clinical and registrational proposals for FDA review. If bridging or an expanded clinical study is required for primary liver cancer, submission of such study to occur within the calendar year 2013 (10%).

3.	Research and Development objective to follow patients in the HEAT Study, reporting on a quarterly basis, to determine overall survival benefit (10%).

4.

Regulatory objective to prepare final drafts of the Chemical Manufacturing Controls (CMC) and Pre-Clinical sections of the NDA Filing anticipating agreement with the FDA for a submission by the end of 2013 (4%).

5.

Research and Development objective to initiate a PK Study within the Phase II study for recurrent chest wall breast cancer (the DIGNITY Study) with an objective to develop data supportive of a second manufacturing site with 13 patients treated by the end of 2013 (5%).

6.

Corporate Development objective to identify an acquisition or merger target, develop and execute a plan to finance such an acquisition or merger, raise capital to support on-going development and to ensure the overall capital strength of the Company and complete at least one agreement with a strategic partner (40%).

7.

Financial objectives to manage cash and operating expenses, achieve and maintain a market cap/share price equivalent to comparison groups, ensure that all listing requirements are achieved and maintained. (21%).

These performance objectives served as the corporate performance objectives under the incentive compensation plan for 2013.  Research and development, manufacturing and regulatory goals comprised 39% of the corporate performance objectives for 2013, with an additional 61% relating to corporate development, financial and organizational objectives that we believe were critical to the support of our drug candidate pipeline. We believe this mix of corporate goals was not only an appropriate measure of achievement in 2013, but also represents objectives important to building the long-term foundation of our business.

A report of the achievement of our 2013 corporate objectives was prepared by our executive management team and was then reviewed and assessed by the Compensation Committee. Based on this review and assessment, the Compensation Committee determined that four of the corporate goals identified above (1 through 3 and 7) were met.  The other three goals (4, 5 and 6) were not fully met and partial credit was given for these goals.  Partial credit was given based on the level of achievement that, while not meeting the full corporate objective, nevertheless represented significant achievement towards that objective that the Compensation Committee determined warranted a proportional award of partial credit for the level of achievement attained. The Compensation Committee also determined that significant accomplishments outside of established corporate objectives, including the company’s progress in certain partnerships and collaborations, advances in clinical development, and attainment of certain financial objectives, should be factored into the determination of the corporate performance rating.  Accordingly, the Compensation Committee determined in its judgement that the corporate performance rating under the incentive compensation plan was 81.4% for 2013 and that the maximum bonus pool for 2013 would be funded at 81.4% of the target bonus level. The bonuses awarded to the Named Executive Officers for 2013 fell within the guidelines we established under the incentive compensation plan.

Each of the Named Executive Officers participated in the annual incentive plan for 2013. The target bonus amount for each executive was established pursuant to his employment agreement as described above.  In February 2014, after consideration of the corporate objectives and maximum bonus pool as previously discussed, the Compensation Committee determined to award each of Mr. Tardugno, Mr. Church and Dr. Borys a 2013 bonus equal to 81.4% of his target bonus amount based on the performance of the Company and the executive’s individual performance during the year. These amounts are reported in the Summary Compensation Table below and were paid in the first quarter of 2014.

Stock-Based Compensation

The Company grants long-term equity awards to its executives and other employees that are designed to align the interests of Company employees and its stockholders, encouraging participants to maintain and increase their ownership of Company Common Stock with the opportunity to benefit from the Company’s long-term performance. The Company’s equity program has generally consisted of grants of stock options, although the Company has occasionally granted awards of restricted stock in certain circumstances in the past.  Because the exercise price of the options is based on the market price of the Company’s common stock on the date of grant, the Compensation Committee believes that options help to align the interests of the Company’s executives with those of its stockholders as the options will not have value unless there is appreciation in the Company’s stock price.  The options also serve as a retention tool since they generally vest over a two-year period following the grant date.  This approach is designed to focus key employees on sustainable growth of the Company and the creation of stockholder value over the long term.

Annual grants to the Named Executive Officers are generally made during the first quarter of the fiscal year. Annual Grants are determined by the Committee based on their review of each individual’s past performance as well as their potential impact on the Company’s future performance. Grants may also be made at other times during the fiscal year in certain circumstances (such as a grant in connection with the hiring or promotion of an executive or other special circumstance as deemed appropriate by the Compensation Committee).  In May 2013, the Compensation Committee approved annual grants of stock options to each of the Named Executive Officers (other than Mr. Weaver). The Compensation Committee determined the grant level for each executive based on the executive’s role within the Company and competitive considerations.

Other Compensation

Executive officers are eligible to participate in our medical and other welfare benefit plans and for other benefits, in each case on generally the same basis as other employees. We maintain a 401(k) plan for our employees. Other than the 401(k) plan, we do not offer any of our employees a pension plan, retirement plan or other forms of compensation paid out upon retirement. We also do not provide any tax gross-up payments or material perquisites to our Named Executive Officers.

Post-Employment Obligations

The Company believes that severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers. Under their employment agreements, each of the Named Executive Officers would be entitled to severance benefits in the event of a termination of employment by the Company without cause. The Company has determined that it is appropriate to provide the executives with severance benefits under these circumstances in light of their positions with the Company and as part of his overall compensation package.

The Company believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of the Company’s executive officers as many change in control transactions result in significant organizational changes, particularly at the senior executive level.  In order to encourage the Company’s executive officers to remain employed with the Company during an important time when their prospects for continued employment following the transaction may be uncertain, the Company provides each of the Named Executive Officers with enhanced severance benefits if his employment is actually or constructively terminated by the Company without cause in connection with a change in control.

Stockholder Say-on-Pay Votes

The Company provides its stockholders with the opportunity to cast an advisory vote every three years to approve its executive compensation program (referred to as a “say-on-pay proposal”). At the annual meeting of stockholders held in July 2013, approximately 78% of the votes actually cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes these results affirm stockholders’ support of the Company’s approach to its executive compensation program. In general, the Compensation Committee did not change its approach in 2013 and believes the program in place, as in prior years, includes a number of features that further the goals of the Company’s executive compensation program. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay proposals when making future compensation decisions for the named executive officers.

Tax Considerations

The Compensation Committee also considers the tax impact of the compensation provided to the Named Executive Officers. Under U.S. tax law, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit certain performance-based compensation, including stock options, provided certain requirements are satisfied. The Company’s intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to the Company’s executive officers. However, the Company reserves the right to design programs that recognize a full range of performance criteria important to the Company’s success, even where the compensation paid under such programs may not be deductible. The Compensation Committee believes that no part of the Company’s tax deduction for compensation paid to the Named Executive Officers for fiscal year 2013 will be disallowed under Section 162(m). There can be no assurance, however, that any compensation intended to qualify for deductibility under Section 162(m) awarded or paid by the Company will be fully deductible.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has certain duties and powers as described in its charter. The Compensation Committee is currently composed of the three non-employee directors named at the end of this report, each of whom the Board of Directors has determined is independent under the applicable NASDAQ rules.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee of the Board of Directors Robert W. Hooper (Chairman) Dr. Max E. Link Dr. Alberto R. Martinez

2013 EXECUTIVE SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate cash and other compensation paid for the years ended December 31, 2013, 2012 and 2011, to the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total ($)

Michael H. Tardugno (4)	2013	$434,117	$–	$139,554	$357,659	$24,053	$955,383
President and Chief	2012	422,773	–	178,350	228,512	27,741	857,376
Executive Officer	2011	380,859	–	315,000	181,415	22,942	900,216

Jeffrey W. Church(5)	2013	$275,155	$–	$55,820	$91,566	$17,712	$440,253
Senior Vice President and Chief	2012	262,755	–	74,313	68,426	22,766	428,260
Financial Officer	2011	255,289	24,900	122,500	56,375	5,637	464,701

Nicholas Borys(6)	2013	$328,457	$–	$55,820	$95,481	$7,650	$487,408
Vice President & CMO	2012	314,642	–	74,313	56,416	8,250	453,621
	2011	305,036	–	122,500	67,507	25,733	520,776

Gregory Weaver(7)	2013	$150,578	$–	$–	$–	$50,193	$200,771
Former Senior Vice President	2012	289,233	–	74,313	71,485	8,700	443,731
and Chief Financial Officer	2011	138,115	–	269,750	57,000	126,428	591,293

(1)

The value reported for Stock and Option Awards is the aggregate grant date fair value of restricted stock awards and stock options, respectively, granted to the Named Executive Officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the Note 10 in the financial statements in the Company’s Annual Report on Form 10K filed with the SEC on March 13, 2014.

(2)	Bonuses for 2013 were paid in February 2014. See “Incentive Compensation” in the Compensation Discussion and Analysis above for information on the terms of these bonuses.

(3)

This column includes other compensation as indicated below and matching contributions made by the Company for the Named Executive Officer under the Company’s 401(k) plan. The Company’s matching contribution is equal to 50% of the employee’s deferrals under the plan up to 6% of the employee’s compensation and are made in shares of the Company’s common stock. The value of the Company’s matching contributions for each executive are indicated below.

(4)	For Mr. Tardugno, “All Other Compensation” for 2013 consists of a $16,742 temporary living and relocation allowance and a 401(k) plan matching contribution of $7,311.

(5)	For Mr. Church “All Other Compensation” for 2013 consists of a $17,712 temporary living and relocation allowance.

(6)	For Dr. Borys, “All Other Compensation” for 2013 consists of a 401(k) plan matching contribution of $7,650.

(7)

Pursuant to his employment agreement with the Company, Mr. Weaver was to receive salary continuation benefits of up to six months of his base salary and payment by the Company of his COBRA premiums for up to six months following the termination of his employment with the Company effective June 30, 2013. These payments and benefits were contingent on Mr. Weaver’s executing a general release of claims in favor of the Company. As noted below, Mr. Weaver found other employment in August 2013 and only two months of salary continuation and benefits were required to be paid by the Company. Accordingly, his all other compensation for 2013 consisted of these salary continuation payments.

NARRATIVE DISCLOSURE TO EXECUTIVE SUMMARY COMPENSATION TABLE

Employment Agreements

The Company and Mr. Tardugno entered into an employment agreement, effective September 15, 2011, which superseded the previous employment agreement with Mr. Tardugno and pursuant to which Mr. Tardugno continues to serve as our President and Chief Executive Officer.  Subject to earlier termination pursuant to the terms of the agreement, the initial term of the agreement shall end on January 1, 2016, with automatic one year renewals thereafter, unless either party provides a notice of non-renewal. Mr. Tardugno's employment agreement provides for an initial annual base salary of $412,307, subject to annual adjustment by the Board of Directors of the Company or the Compensation Committee. Mr. Tardugno is also eligible for an annual performance bonus from the Company, pursuant to the Company's management incentive bonus program, or policy or practice of the Board or its Compensation Committee, in effect from time to time. The amount of such bonus will be determined by the Board or its Compensation Committee in its sole and absolute discretion and will not exceed 100% of the then-current base salary except pursuant to a specific finding by the Board or its Compensation Committee that a higher percentage is appropriate. Under the agreement, the Company agreed to grant to Mr. Tardugno, at the time of its usual annual grant to employees, annual stock options to purchase shares of the Company's common stock as the Board or its Compensation Committee shall determine.

In the event, (A) that the Company terminates the agreement other than for "cause" (as defined in the agreement) or (B) Mr. Tardugno terminates the agreement upon the occurrence of:  (i) a material adverse change in his duties or authority; (ii) a situation in which he is no longer at least one of the President or the Chief Executive Officer of the Company; (iii) a bankruptcy filing or similar action by or against the Company; or (iv) another material breach of the Agreement by the Company (each, a "Triggering Event"), Mr. Tardugno will be entitled to receive a severance payment equal to his base annual salary at the time of termination (the "Reference Amount"), payable in accordance with the Company's normal payroll practices and may generally exercise any vested options through the remainder of their original term.

In the event of termination of his employment upon a Triggering Event within two years following a "change in control" (as described below), or, if within such two-year period (i) there is a material adverse change in his compensation or benefits, or (ii) any successor to the Company does not assume the Company's obligation under the agreement, and he terminates his employment, Mr. Tardugno is entitled to a lump sum severance payment equal to the Reference Amount and any previously unvested options granted to Mr. Tardugno and covered by the employment agreement shall immediately vest and become and generally remain fully exercisable through the remainder of their original maximum terms and otherwise in accordance with their respective original terms. The agreement also provides that such severance is payable following a change in control if Mr. Tardugno elects to terminate his employment for any reason or no reason commencing with the sixth and ending with the twelfth month following the change in control. Under the agreement, a "change in control" is deemed to occur: (i) if any person becomes the direct or indirect beneficial owner of more than 50% of the combined voting power of the Company's then-outstanding securities; (ii) there is a change in a majority of the directors in office during any twenty-four (24) month period; (iii) the Company engages in a recapitalization, reorganization, merger, consolidation or similar transaction after which the holders of the Company's voting securities before the transaction do not continue to hold at least 50% of the voting securities of the Company or its successor after the transaction; or (iv) upon the complete liquidation or dissolution of the Company or the sale or other disposition of substantially all of its assets after which the holders of the Company's voting securities before such sale or disposition do not continue to hold at least 50% of the voting securities of the Company or its successor after such sale or disposition.

In the event that Mr. Tardugno is terminated for cause or is receiving severance payments contemplated under the employment agreement, Mr. Tardugno shall, among other things, not provide any services, directly or indirectly, to any other business or commercial entity in the Company's "Field of Interest" (as such term is defined in his employment agreement), solicit any customers or suppliers of the Company, directly or indirectly, or employ or seek to employ an employee of the Company for a period of two years following the date of termination. In addition, at no time during the term of the employment agreement or thereafter will Mr. Tardugno knowingly make any written or oral untrue statement that disparages the Company.  Mr. Tardugno is also subject to confidentiality provisions in his employment agreement.

The Company and Dr. Borys entered into an employment offer letter on August 23, 2007, pursuant to which Dr. Borys agreed to serve as the Vice President and Chief Medical Officer of the Company. Under the terms of the offer letter, the Company agreed to pay Dr. Borys an annual starting salary of $270,000, subject to annual review. Dr. Borys is also eligible for an annual bonus, with a target of 35% of his annual base salary, conditioned on his and the Company's performance against key performance objectives, and annual discretionary stock option awards. Dr. Borys' employment with the Company is "at-will"; however, subject to a retention agreement the Company provided to Dr. Borys on February 19, 2013, if the Company terminates Dr. Borys' employment for any reason other than just cause, the Company will pay Dr. Borys a salary continuation and COBRA payment benefit for up to six months. The salary and benefit payments will cease at the end of the six-month period or, if he finds new employment prior to the end of the six month period, the benefit will be reduced by the amount of compensation which he will receive from any new employer.  Also in connection with this retention agreement, Dr. Borys is entitled to the payment of a retention bonus in the amount of $100,000, provided that he remained actively and continuously employed with the Company for the one-year period through February 19, 2014.  If Dr. Borys’ employment with the Company terminated for any reason, whether by him or by the Company, prior to February 19, 2014, Dr. Borys would not be entitled to receive the retention bonus.

The Company and Mr. Church entered into an employment offer letter on June 15, 2010.  Pursuant to the offer letter, Mr. Church will receive a starting base salary of $250,000 and will be eligible for an annual bonus, with a target of 35% of his annual base salary, conditioned on his and the Company’s performance against key business objectives.  In connection with his promotion to Senior Vice President in July 2011, Mr. Church’s target bonus was increased to 40%. Mr. Church’s employment is “at-will”; however, if the Company terminates Mr. Church for any reason other than just cause, the Company will pay Mr. Church a salary continuation and COBRA payment benefit for up to six months. The salary and benefit payments will cease at the end of the six month period or if he finds new employment prior to the six month period, the benefit will be reduced by the amount of compensation which he will receive from any new employer.   Effective July 8, 2011, Mr. Church resigned from his position as Vice President and Chief Financial Officer and was appointed Senior Vice President, Corporate Strategy and Investor Relations. Effective July 1, 2013, Mr. Church was reappointed as the Company’s Chief Financial Officer.

Gregory Weaver served as the Company’s Senior Vice President and Chief Financial Officer from July 8, 2011 until his resignation effective June 30, 2013. Mr. Weaver’s resignation included a transition plan designed to ensure continuity of business operations. Pursuant to his employment agreement with the Company, Mr. Weaver was to receive salary continuation benefits of up to six months of his base salary and payment by the Company of his COBRA premiums for up to six months following the termination of his employment with the Company effective June 30, 2013. These payments and benefits were contingent on Mr. Weaver’s executing a general release of claims in favor of the Company and would cease once Mr. Weaver found continued employment within this six month period. Mr. Weaver found continued employment in August 2013 and only 2 months of salary continuation and benefits were required to be paid by the Company.

Change in Control Agreements

In November 2011, the Company entered into change in control severance agreements (CIC Agreements) with each of the Named Executive Officers, to provide severance benefits to these executives should their employment terminate in certain circumstances in connection with a change in control of the Company. The following summary is qualified in its entirety by the provisions of the CIC Agreement.

Under the CIC Agreement, in the event that the Company terminates the executive’s employment without cause or in the event that the executive terminates his employment for good reason, in either case on or within two years after a change in control of the Company, the executive would be entitled to receive a cash lump sum payment equal to the sum of (1) the executive’s annual base salary and (2) the executive’s target annual bonus for the fiscal year in which the termination occurs.  (For these purposes, the terms “cause,” “good reason” and “change in control” are each defined in the CIC Agreement.) In addition, the Company will pay or reimburse the executive for the cost of the premiums charged to continue health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act and life insurance coverage for the executive and his eligible dependents, in each case for a period of up to one year following the termination. The executive would also be entitled to full acceleration of his then-outstanding equity awards granted to him by the Company. However, as to any equity award agreement that is subject to performance-based vesting requirements, the vesting of such award will continue to be governed by its terms.  In the case of options or similar awards, the award would generally remain exercisable for the remainder of the original term of the award (or, in the case of awards that vested after the date of the change in control, for the lesser of 12 months following the last day such award would have been exercisable under the applicable award agreement and the remainder of the original term). The benefits provided under the CIC Agreement are in addition to, and not in lieu of, any severance benefits the executive may be entitled to receive in connection with the termination of his employment under any other agreement with the Company. The executive’s right to benefits under the CIC Agreement is subject to his executing a release of claims in favor of the Company upon the termination of his employment.

Material Terms of Option Grants During 2013

Each of the stock options awarded to the Named Executive Officers in 2013 and reported in the Grants of Plan-Based Awards Table below was granted under, and is subject to, the terms of our 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan is administered by the Compensation Committee, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provision to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death. Under the terms of the 2007 Plan, if there is a change in control of the Company, each Named Executive Officer’s outstanding awards granted under the plan will generally terminate, unless the Compensation Committee provides for the substitution, assumption, exchange or other continuation or settlement (in cash, securities or property) of the outstanding awards. The Compensation Committee has discretion to provide for outstanding awards to become vested in connection with a change in control.

Each option granted to the Named Executive Officers in 2013 was granted with a per-share exercise price equal to the closing price of our common stock on the grant date. Each option is scheduled to vest in three installments, with one-third vesting on the date of grant and the balance vesting in annual installments over each of the next two years, subject in each case to the executive’s continued employment through the applicable vesting date, and has a maximum term of ten years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the Named Executive Officer’s employment.

Material Terms of Non-Equity Incentive Awards

For information on the cash incentive awards for each of the Named Executive Officers for 2013, please see the “Incentive Compensation” section of the Compensation Discussion and Analysis above.

ADDITIONAL COMPENSATION DISCLOSURE NARRATIVE

Retirement Benefits

Celsion maintains a defined-contribution plan under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees over the age of 21. Participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. The Company currently makes a matching contribution of 50% of an employee’s deferral under the plan up to a maximum of 6% of the employee’s base compensation. The match is paid for in Common Stock, which vests over a period of four years from the employee’s date of hire.

GRANTS OF PLAN-BASED AWARDS

The following table presents information regarding the incentive awards granted to the Named Executive Officers during 2013.  Each of the equity awards reported in the table below was granted under the 2007 Plan.

Name	Grant Date	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Michael H. Tardugno	5/6/2013	44,000	$4.37	$139,554

Jeffrey W. Church	5/6/2013	17,777	$4.37	$55,820

Nicholas Borys	5/6/2013	17,777	$4.37	$55,820

(1)

The amounts reported as the grant date fair value reflect the fair value of these awards on the grant date as determined under the principles used to calculate the value of equity awards for purposes of the Company’s financial statements.  For a discussion of the assumptions and methodologies used to value the awards reported in Column (l), please see footnote 1 to the Summary Compensation Table.

2013 OUTSTANDING EQUITY AWARDS AT YEAR-END

The following table summarizes the unexercised stock options held by each of the Named Executive Officers as of December 31, 2013.  None of the Named Executive Officers held any other outstanding stock awards as of that date.

		Option Awards
Name	Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael H. Tardugno	1/3/2007	95,555	–		$10.89	1/3/2017
	2/19/2008	16,666	–		$24.75	2/19/2018
	1/19/2009	16,666	–		$12.24	1/19/2019
	2/19/2010	18,888	–		$13.23	2/19/2020
	2/25/2011	26,667	13,333	(1)	$11.21	2/25/2021
	2/22/2012	2,444	4,889	(2)	$9.27	2/22/2022
	6/15/2012	6,444	12,889	(2)	$9.68	6/15/2022
	5/6/2013	14,815	29,629	(2)	$4.37	5/6/2023

Nicholas Borys	9/24/2007	16,666	–		$27.45	9/24/2017
	2/19/2008	7,777	–		$24.75	2/19/2018
	1/19/2009	7,777	–		$12.24	1/19/2019
	2/19/2010	8,888	–	(1)	$13.23	2/19/2020
	2/25/2011	10,370	5,185	(1)	$11.21	2/25/2021
	2/27/2012	1,018	2,037	(2)	$9.27	2/22/2022
	6/15/2012	2,685	5,370	(2)	$9.68	6/15/2022
	5/6/2013	5,926	11,851	(2)	$4.37	5/6/2023

Jeffrey W. Church	7/6/2010	16,667	5,555	(3)	$15.26	7/1/2020
	2/25/2011	10,370	5,185	(1)	$11.21	2/25/2021
	2/27/2012	1,018	2,037	(2)	$9.41	2/27/2022
	6/15/2012	2,685	5,370	(2)	$9.68	6/15/2022
	5/6/2013	5,926	11,851	(2)	$4.37	5/6/2023

Gregory Weaver (4)	8/15/2005	370	–		$25.65	6/30/2014
	3/13/2006	408	–		$18.36	6/30/2014
	3/22/2007	2,777	–		$18.72	6/30/2014
	3/14/2008	3,720	–		$24.63	6/30/2014
	1/19/2009	4,114	–		$12.24	6/30/2014
	2/19/2010	5,530	–		$13.23	6/30/2014
	2/25/2011	7,407	–		$11.21	6/30/2014
	7/8/2011	7,014	–		$15.57	6/30/2014
	2/27/2012	1,018	–		$9.41	6/30/2014
	6/15/2012	2,685	–		$9.68	6/30/2014

 Notes:

(1)	These stock options vest in three annual installments commencing on the first anniversary of the date of grant.

(2)

Each of these stock options was granted on May 6, 2013 and vests in three equal installments, with the first installment vesting on the date of grant and an additional installment vesting on each of the first two anniversaries thereafter.

(3)	This stock option vests in four annual installments commencing on the first anniversary of the date of grant

(4)

In connection with his resignation as the Company’s Chief Financial Officer effective June 30, 2013, Mr. Weaver has until June 30, 2014 to exercise his vested options, after which time, any unexercised vested options will be forfeited.

OPTION EXERCISES AND STOCK VESTED

None of the Named Officers exercised any of their stock options or had any other stock awards that vested during 2013.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described above under “Narrative Disclosure to Executive Compensation Tables,” the Company has entered into agreements with each of the Named Executive Officers currently employed by the Company that provides benefits that may become payable to the executives in connection with a termination of their employment.  The Company has also entered into agreements with each of these Named Executive Officers that provides benefits that may become payable to the executives in connection with a change in control of the Company.  If in the event the Named Executive Officer is entitled to receive severance benefits in connection with a termination of employment under both their severance agreement and their change in control agreement, the executive shall be entitled to receive the benefits from both agreements.  The first table below indicates the benefits that would be payable to each executive if a termination of employment in the circumstances described above had occurred on December 31, 2013 outside of a change in control.  The second table below indicates the benefits that would be payable to each executive if a change in control of the Company and such a termination of employment had occurred on that date.

Severance Benefits (Outside of a Change in Control) Name	Cash Severance	Continuation of Health/Life Benefits	Equity Acceleration (1)	Total

Michael H. Tardugno	$439,115	$16,440	$–	$455,555
Jeffrey W. Church	$131,969	$10,254	$–	$142,223
Nicholas Borys	$167,511	$10,362	$–	$177,873

Change of Control Severance Benefits Name	Cash Severance	Continuation of Health/Life Benefits	Equity Acceleration(1)	Total

Michael H. Tardugno	$878,230	$16,440	$–	$894,670
Jeffrey W. Church	$452,280	$10,362	$–	$462,642
Nicholas Borys	$393,470	$10,362	$–	$403,832

1)

This column reports the intrinsic value of the unvested portions of the executive’s equity awards that would accelerate if the executive’s employment had terminated on December 31, 2013 in the circumstances described above. For options, this value is calculated by multiplying the amount (if any) by which $3.89 (the closing price of the Company’s common stock on the last trading day of fiscal year 2013) exceeds the exercise price of the option by the number of shares subject to the accelerated portion of the option.

Pursuant to his employment agreement with the Company, Mr. Weaver was entitled to receive salary continuation benefits of up to six months of his base salary and payment by the Company of his COBRA premiums for up to six months following the termination of his employment with the Company effective June 30, 2013. These payments and benefits were contingent on Mr. Weaver’s executing a general release of claims in favor of the Company and would cease once Mr. Weaver found continued employment within this six month period. Mr. Weaver found continued employment in August 2013 and only 2 months of salary continuation and benefits were required to be paid by the Company.

PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Stegman & Company ("Stegman") as the independent registered public accounting firm of the Company to audit its financial statements for the fiscal year ending December 31, 2014, and the Board requests stockholder ratification of such selection. Stegman has served as the Company's independent accountants since 1993 and has advised the Company that neither Stegman nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

Representatives of Stegman are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

FEES

The following table presents fees as invoiced for professional audit services rendered by Stegman and Company for the audit of the Company's annual financial statements included in the Company’s Form 10-K and review of quarterly financial statements included in the Company's Forms 10-Q for the fiscal years ended December 31, 2013 and December 31, 2012, and fees for other services rendered by Stegman during those periods:

	2013		2012
FEE CATEGORY	AMOUNT	% OF TOTAL	AMOUNT	% OF TOTAL
Audit Fees	$112,500	90%	$114,500	74%
Audit Related Fees	4,500	4	31,250	20
Tax Fees	8,250	6	8,875	6
All Other Fees	–	–	–	–
Total Fees	$125,250	100%	$154,625	100%

Audit fees consist of fees for professional services rendered by Stegman for the audit of the Company's annual financial statements in the Company’s Form 10-K and for reviews of the quarterly financial statements included in the Company's Forms 10-Q. Audit related fees pertain to the work performed during the Company's equity offerings in 2013 and 2012. Tax fees consist of fees for preparation of the Company's federal and state tax returns. All other fees consist of fees for attendance at the Company's annual meetings, review of registration statements and similar matters.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

No part of Stegman's engagement to audit the Company's financial statements for the year ended December 31, 2013 was attributable to work performed by persons other than Stegman's full-time, permanent employees.

AUDIT COMMITTEE POLICY ON APPROVAL OF AUDIT AND NON-AUDIT SERVICES

It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services provided by the Company's independent accountants, in accordance with rules prescribed by the SEC. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is based on a written proposal, accompanied by a cost estimate and estimated budget. The Audit Committee has delegated to its Chairman the authority to pre-approve audit and non-audit services with an estimated cost of up to $25,000, provided the exercise of such authority is reported to the Audit Committee at its next regular meeting. The Audit Committee reserves the right, from time to time, to delegate pre-approval authority to other of its members, so long as such members are independent directors.  All of the services of Stegman during 2013 and 2012 were approved by the Audit Committee in accordance with its pre-approval policy and the approval requirements of the SEC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2014.

Stockholder ratification of the selection of Stegman as the Company's independent registered public accounting firm is not required by the Company's Bylaws or other applicable legal or regulatory requirements. However, the Board, upon the recommendation of the Audit Committee, is submitting the selection of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman, the Audit Committee will reconsider whether or not to retain that firm, or whether to retain a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PROPOSAL NO. 3:

AMENDMENT OF THE CELSION CORPORATION 2007 STOCK INCENTIVE PLAN

BACKGROUND

At the Annual Meeting, stockholders will be asked to approve the following amendments to the Celsion Corporation 2007 Stock Incentive Plan (the “2007 Plan”), which were adopted, subject to stockholder approval, by the Board of Directors on April 25, 2014.

●

Increase in Aggregate Share Limit.   The 2007 Plan currently limits the aggregate number of shares of Common Stock that may be delivered pursuant to all awards granted under the 2007 Plan to 944,444 shares. Currently only 14,458 remain available for future grants. The proposed amendments would increase this limit by an additional 2,500,000 shares so that the new aggregate share limit for the 2007 Plan would be 3,444,444 shares.  This excludes shares subject to awards granted under the Celsion Corporation 2004 Stock Incentive Plan (the “2004 Plan”) and the Celsion Corporation 2001 Stock Incentive Plan (the “2001 Plan”) that became available for grant purposes under the 2007 Plan upon termination of the award.  The proposed amendments would also increase the limit on the number of shares that may be delivered pursuant to “incentive stock options” granted under the 2007 Plan to 3,444,444 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate 2007 Plan share limit described above.

●

Increase in Individual Share Limit.   The 2007 Plan currently limits the number of shares of Common Stock that may be subject to awards granted under the 2007 Plan in any calendar year to any one participant (including the aggregate number of stock options and stock appreciation rights that may be granted in any one year to any one participant) to 44,444 shares. The proposed amendments would increase this limit by an additional 155,556 shares so that the new individual share limit for the 2007 Plan would be 200,000 shares.

●

Clarification of Share-Counting Rules.   The proposed amendments would clarify certain rules used to determine the number of shares available for new grant purposes under the 2007 Plan as described below under “Share-Counting Provisions.

●

Extension of Plan Term.   The 2007 Plan is currently scheduled to expire on March 11, 2017. If stockholders approve the proposed amendments, the term of the 2007 Plan would be extended until April 25, 2024.

●

Extension of Performance-Based Award Feature.   One element of the 2007 Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code. These awards are referred to as “Performance Awards” and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 2007 Plan which may also qualify as performance-based compensation for Section 162(m) purposes. If stockholders approve this 2007 Plan proposal, the Performance Award feature of the 2007 Plan will be extended through the first annual meeting of our stockholders that occurs in 2019 (this expiration time is earlier than the general expiration date of the 2007 Plan and is required under applicable tax rules). (See the section titled “Performance Awards” below.)

As of April 30, 2014, a total of 146,767 shares of Common Stock have been issued, and total of 1,079,515 shares and of Common Stock were subject to outstanding awards granted under the 2007 Plan, the 2004 Plan and the 2001 Plan, collectively. The 1,079,515 remaining awards have a weighted average strike price of $9.70 with a weighted average term of 7.3 years. An additional 14,458 shares of Common Stock were available for new award grants under the 2007 Plan. The Board of Directors recommends the increase in the number of shares available under the 2007 Plan to provide the Company the ability to provide eligible officers, directors, key employees and other individuals with additional incentives to contribute to the success of the Company. In the judgment of the Board of Directors, awards under the 2007 Plan are a valuable incentive and will serve to the ultimate benefit of the stockholders by aligning more closely the interests of the 2007 participants with those of our stockholders.

The Board of Directors believes that the proposed 2007 Plan amendments are essential for the ongoing success of the Company, the implementation of its product and/or technology acquisition strategy and its ability to recruit, retain and reward key employees. The Board of Directors also believes that if the proposed amendments are not approved, Celsion’s ability to align the interests of key employees with stockholders through equity-based compensation would be compromised, disrupting Celsion’s compensation program and impairing Celsion’s ability to recruit and retain key employees. The Board of Directors recommends approval of the proposed 2007 Plan amendment for the following reasons:

Historical Company Equity Usage.     We believe that our historic equity usage has been reasonable in light of competitive considerations and the potential dilutive impact of equity award grants on our stockholders. Celsion’s average three year “run rate” was 3.14% as a percentage of weighted common shares outstanding compared to the Non-Russell 3000 mean run rate of 8.98% for that same three-year period (with the run rate in each case calculated the number of shares subject to stock options and other equity awards granted during that period). We do not currently anticipate that our future annual long-term incentive grants will significantly exceed this run rate. As noted above, the number of shares of common stock currently available for future grants under the 2007 Plan is below 5,000 shares, demonstrating our need for additional shares to provide Celsion greater flexibility to structure future incentives and to better attract, retain and award key employees to execute our current business strategies and our merger and product acquisition initiatives. For more information on our past grants under the 2007 Plan, see “Potential Dilution and Burn Rate” below.

The Need to Provide Competitive Compensation.  Similar to other companies in our industry, we believe equity compensation is integral in providing a competitive total compensation package necessary to recruit, retain and reward key employees. Equity awards are commonly used by companies our size, and the ability to provide competitive grants is essential to competing in our labor markets. Therefore, we believe it is imperative to provide long-term incentive awards as a component of our compensation program. We will continue to seek an appropriate balance between meeting employee hiring, retention, and compensation goals and avoiding excessive stockholder dilution.

Cash Compensation Expense Increase.    If our ability to provide equity compensation is impaired, the Company’s cash compensation costs could increase substantially to offset equity compensation typically provided in the marketplace. We believe it is important that we use our cash resources to operate and expand our business, rather than unnecessarily divert cash to pay compensation.

If stockholders do not approve this 2007 Plan proposal, the current share limits under, and other terms and conditions of, the 2007 Plan will continue in effect.

SUMMARY DESCRIPTION OF THE 2007 PLAN

The following summary provides a description of the significant provisions of the 2007 Plan. However, the summary is qualified in its entirety by reference to the full text of the 2007 Plan, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC’s website at http://www.sec.gov .  You may also obtain, free of charge, a copy of the 2007 Plan by writing to:

Celsion Corporation

997 Lenox Drive, Suite 100

Lawrenceville, New Jersey 08648

Attention: Senior Vice President and Chief Financial Officer

(609) 896-9100

NUMBER OF SHARES SUBJECT TO THE 2007 PLAN

The maximum number of shares of Common Stock that currently may be issued pursuant to awards granted under the 2007 Plan is 944,444 shares. If stockholders approve the proposed amendments to the 2007 Plan, this limit will be increased to 3,444,444 shares. In addition, any shares subject to awards granted under the 2004 Plan or the 2001 Plan which expire, or for any reason are cancelled or terminated, after June 13, 2007, without a distribution of shares to the award-holder are also available for award grant purposes under the 2007 Plan.

SHARE-COUNTING PROVISIONS

If an award under the 2007 Plan expires, or for any reason is cancelled or terminated, without a distribution of shares to the award-holder, the shares of Common Stock subject to the expired, cancelled or terminated award will again be available for awards under the 2007 Plan. Notwithstanding the foregoing, if a stock option or stock appreciation right is settled by the delivery of a net number of shares of Common Stock, the full number of shares underlying such stock option or stock appreciation right will not be available for subsequent awards under the 2007 Plan. Shares repurchased on the open market with the proceeds of an exercise price will not again be made available for issuance under the 2007 Plan. In addition, (i) shares withheld by the Company to satisfy the tax obligations related to an award granted under the 2007 Plan will again be available for grants of awards under the 2007 Plan, (ii) to the extent an award is paid or settled in cash, the number of shares with respect to which such payment or settlement is made will again be available for grants of awards under the 2007 Plan and (iii) shares underlying awards that can only be settled in cash will not be counted against the aggregate number of shares of Common Stock available for awards under the 2007 Plan.

ELIGIBILITY

All directors, officers, employees and consultants of the Company or any parent, subsidiary or affiliate are eligible to participate in the 2007 Plan. The selection of those directors, officers, employees and consultants, from among those eligible, who will receive awards under the 2007 Plan, is within the discretion of the Compensation Committee, provided that awards of Incentive Stock Options may be made only to employees of the Company and any parent or subsidiary of the Company. Currently there are 5 non-executive directors, 3 officers and 10 employees eligible to participate in the 2007 Plan.

PLAN ADMINISTRATION

The 2007 Plan may be administered by the Board of Directors or, at the election of the Board of Directors, by a committee appointed by the Board of Directors comprised solely of two or more nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act, who also qualify as "outside directors" (as described under Section 162(m) of the Internal Revenue Code). The Board of Directors has determined that the Compensation Committee should administer the 2007 Plan.

The Compensation Committee will have full power and authority to administer and interpret the 2007 Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the 2007 Plan it deems necessary, desirable or appropriate in accordance with the terms of the 2007 Plan and the Certificate of Incorporation and Bylaws of the Company.  The Compensation Committee also will have full power and authority to take all other actions necessary to carry out the purpose and intent of the 2007 Plan, including the authority to (i) determine the participants to whom, and the time or times at which, awards shall be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares of Common Stock and/or amount of cash to be covered by or used for reference purposes for each award; (iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any such award as the Compensation Committee shall deem appropriate; (v) subject to the other provisions of the 2007 Plan, modify, extend or renew outstanding awards, accept the surrender of outstanding awards and substitute new awards, provided that no such action shall be taken with respect to any outstanding award that would materially or adversely affect the grantee without the grantee's; (vi) accelerate the time in which an award may be exercised or in which an award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award; (vii) establish objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period; and (viii) permit the deferral of, or require a participant to defer such participant's receipt of, the delivery of Common Stock and/or cash under an award that would otherwise be due to a participant and establish rules and procedures for such payment deferrals.

NO REPRICING

In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by stockholders) will the Compensation Committee (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

PERMITTED AWARDS

Our Board of Directors believes that it is appropriate to provide a flexible and comprehensive stock compensation plan that permits the granting of a variety of long-term incentive awards to eligible individuals. In keeping with the aim of providing a comprehensive and flexible plan, the 2007 Plan authorizes the following types of discretionary awards:

•	Incentive Stock Options, which are stock options that meet the definition set out in Section 422 of the Internal Revenue Code;

•	Nonqualified Stock Options, which are stock options that do not meet the definition of Incentive Stock Options under the Internal Revenue Code;

•

Stock Appreciation Rights ("SARs"), which represent the right to receive payments in cash, Common Stock or a combination of the two, of up to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the designated base price of a share of Common Stock on the grant date. SARs may be freestanding or may be granted "in tandem" with stock options;

•

Phantom Stock, which represents the right to receive payments in cash, Common Stock or other consideration, equal to the fair market value of a specified number of shares of Common Stock at such time, and subject to such conditions, as are set forth in the grant agreement;

•

Restricted Stock, which is a specified number of shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances;   Restricted Stock Units, which represent the right to receive shares of Common Stock without any cash payment therefore upon the satisfaction of vesting and other conditions, and may also include the right to receive dividend equivalents, in the form of additional Restricted Stock Units, equal to the amount of dividends or other distributions payable in respect of shares of Common Stock during the period from grant to satisfaction of all vesting and other conditions; and

•

Performance Awards, which are amounts payable in Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and/or Phantom Stock that may be earned upon satisfaction of various performance measures.

TERM AND TERMINATION

If not sooner terminated, the 2007 Plan will terminate on the business day immediately preceding the tenth anniversary of its effective date and no further awards may be granted thereafter (subject to any extension of the plan term that may be approved by stockholders). The Board of Directors, in its discretion, may terminate the 2007 Plan at any time with respect to any shares of Common Stock for which awards have not previously been granted.

AMENDMENT

The Board of Directors may amend or terminate the 2007 Plan at any time, except that stockholder approval will be required to increase the number of shares of Common Stock subject to the 2007 Plan or if such approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Common Stock is listed or quoted.

The Compensation Committee may make minor or administrative amendments to the 2007 Plan as well as amendments that may be dictated by requirements of applicable U.S. federal or state laws or that may be authorized or made desirable by such laws.

TERMS APPLICABLE TO ALL TYPES OF AWARDS

Term:     The term of each award will be as specified by the Compensation Committee at the date of grant, but may not exceed ten years.

Maximum Annual Awards: No more than 44,444 shares of Common Stock may be subject to awards granted under the 2007 Plan to any one participant in any calendar year (including the aggregate number of stock options and stock appreciation rights that may be granted in any one year to any one participant). If stockholders approve the proposed amendments to the 2007 Plan, this limit on individual awards would be increased to 200,000 shares.

Changes in Control: In the event of any proposed change in control, as that term is defined in the 2007 Plan, the Compensation Committee will take such action as it deems appropriate and equitable to effectuate the purposes of the 2007 Plan and to protect the grantees of awards. Such actions may include:

•	acceleration or change of the exercise and/or expiration dates of any award to require that exercise be made, if at all, prior to the change in control;

•

cancellation of any award upon payment to the holder in cash of the fair market value of the stock subject to such award as of the date of the change in control, less the aggregate exercise price, if any, of the award; and

•

in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock, arrangements to have such other entity replace the awards granted under the 2007 Plan with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

For purposes of the 2007 Plan, a "change in control" includes:

•

the merger or consolidation of the Company with or into another entity or other reorganization of the Company, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately thereafter is not owned directly or indirectly by persons who were holders of the Company's voting securities immediately prior thereto;

•	the sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a parent, subsidiary or affiliate of the Company;

•

any transaction as a result of which any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then-outstanding voting securities; or

•

a change in the composition of the Board of Directors over a period of 24 consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board of Directors (the "Incumbent Board") cease to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose selection as a director or nominee was approved by a vote of at least a majority of the directors then comprising the Board of Directors will be considered to be a member of the Incumbent Board, except if such selection occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2007 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reclassifications, recapitalizations, stock splits, reverse stock splits, stock dividends, or other similar events.

Amendment: The Compensation Committee may not amend an outstanding award in any manner that would materially and adversely affect the award, except with the approval of the participant to whom the award was granted. Otherwise, the Compensation Committee may amend an outstanding award to the extent that it would have had the authority initially to grant the award as so amended.

Transferability:  An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. Other awards may, in the discretion of the Compensation Committee, also be transferable by gift or pursuant to a domestic relations order to certain specified family members, entities and trusts.

TERMS OF SPECIFIC TYPES OF AWARDS

Stock Options

Exercise Price:     The exercise price will be determined by the Compensation Committee, in its discretion. Although it is the general policy of the Compensation Committee to grant options at not less than the fair market value of the Common Stock on the date of grant, the Compensation Committee has reserved the right, in its discretion, to grant options at a lower price as and when it deems appropriate and subject to applicable tax laws. In no event, however, will Incentive Stock Options be granted at an exercise price of less than the fair market value of the Common Stock on the grant date.

Special Rules for Certain Stockholders:     If an Incentive Stock Option is granted to an employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option will not exceed five years, and the exercise price will be at least 110% of the fair market value of the shares on the date that the option is granted.

Status of Options:  The Compensation Committee will designate the status of each option granted to an employee as either an Incentive Stock Option or a Nonqualified Stock Option at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Nonqualified Stock Options. All options granted to consultants and non-executive directors will be Nonqualified Stock Options.

Payment:     The Compensation Committee may determine the method by which the option price may be paid, including in cash, check or other shares of Common Stock. The 2007 Plan also allows the Compensation Committee, in its discretion, to permit cashless exercises.

Other Terms and Conditions:     The Compensation Committee may establish such other terms and conditions on the grant of stock options, not inconsistent with the terms of the 2007 Plan, as it deems appropriate.

Restricted Stock and Restricted Stock Units

Payment:     Unless otherwise determined by the Compensation Committee or as may be required to comply with applicable tax withholding obligations, grantees of Restricted Stock and Restricted Stock Units will not be required to pay the Company cash consideration for such Restricted Stock or Restricted Stock Units.

Vesting Conditions and Other Conditions:     The Compensation Committee, in its discretion, shall determine the vesting conditions and other restrictions applicable to each award of Restricted Stock or Restricted Stock Units, including the duration and conditions to termination of such restrictions. The Compensation Committee may, in its discretion, reduce or shorten the duration of any vesting period or other restriction applicable to any award of Restricted Stock or Restricted Stock Units.

Stock Issuance and Stockholder Rights:     Celsion will issue shares of Restricted Stock to the grantee, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Except as the Compensation Committee otherwise might determine, during the restricted period the grantee will have all the rights of a stockholder to receive dividends and to vote the Restricted Stock. Celsion will generally issue shares subject to a Restricted Stock Unit at such time as the Restricted Stock Unit has vested and other restrictions have lapsed. The grantee of Restricted Stock Units will not be entitled to any of the rights of a stockholder until the time that shares. The Compensation Committee, in its discretion, may provide a participant with the right to receive amounts equivalent to the dividends and other distributions that otherwise would be payable on shares subject to the Restricted Stock Unit, either currently or upon vesting and lapse of restrictions, with such amounts payable in cash or Common Stock, as determined by the Compensation Committee ; provided, however, that as to any dividend equivalent rights granted in connection with an award granted under the 2007 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Stock Appreciation Rights

Tandem SARs:     Tandem SARs, which are SARs granted in connection with an underlying stock option, will entitle the participant to surrender all or part of the option for a cash payment at such time and to the extent such option is exercisable. Any such SAR will be exercisable only to the same extent and on the same terms as the related options are exercisable. An Incentive Stock Option may only be surrendered in connection with the exercise of a tandem SAR if the fair market value of the Common Stock underlying the option is greater than the option's exercise price.

Free-Standing SARs:     Free-standing SARs, which are SARs not granted in connection with stock options, will be exercisable as and when determined by the Compensation Committee. The base price of the SAR will be determined by the Compensation Committee, in its discretion. Although it is the general policy of the Compensation Committee to grant SARs at not less than the fair market value of the Common Stock on the date of grant, the Compensation Committee has reserved the right, in its discretion, to grant SARs at a lower price as and when it deems appropriate and subject to applicable tax laws.

Form of Payment:     The Company may pay amounts due upon exercise of a SAR by delivery of Common Stock, cash, or a combination of the two, as determined in the discretion of the Compensation Committee.

Other Terms:     The Compensation Committee will determine at the date of grant the times at which and the circumstances under which a SAR may be exercised, the method of exercise, whether the SAR will be in combination with another award, and any other terms and conditions of any SAR.

Phantom Stock Awards

Phantom Stock Awards under the 2007 Plan will be granted on such terms and subject to such conditions, not inconsistent with the 2007 Plan, as the Compensation Committee may prescribe.

Performance Awards

Form of Grants:     Performance Awards may be in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and/or Phantom Stock as the Compensation Committee, in its discretion, may determine.

Performance Period:     Performance periods will be established by the Compensation Committee, in its discretion, provided that no performance period may be less than three months or more than 10 years.

Performance Measures:     The Compensation Committee will use one or more of the following criteria, which will be determined in accordance with generally accepted accounting principles and may be used in absolute or relative terms, to measure the performance of the Company, or any parent, subsidiary, affiliate or division of the Company for a performance period:

•	basic or diluted earnings per share of Common Stock;

•	earnings per share of Common Stock growth;

•	revenue;

•	operating income;

•	net income (either before or after taxes);

•	earnings and/or net income before interest and taxes;

•	earnings and/or net income before interest, taxes, depreciation and amortization;

•	return on capital;

•	return on equity;

•	return on assets;

•	net cash provided by operations;

•	free cash flow;

•	Common Stock price;

•	economic profit;

•	economic value;

•	total stockholder return; and

•	gross margins and costs.

Performance Awards Under Section 162(m) of the Internal Revenue Code:  Under Section 162(m) of the Internal Revenue Code, a corporation cannot take a tax deduction in any tax year for compensation it pays to its Chief Executive Officer and certain other executive officers in excess of $1 million. Compensation that qualifies as “performance-based,” however, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s shareholders. Under the 2007 Plan, the Compensation Committee may grant Performance Awards that are designed to satisfy the “performance-based” exception under Section 162(m). These “performance-based” awards are in addition to stock options and stock appreciation rights, separately authorized under the 2007 Plan, that may also qualify as performance-based for Section 162(m) purposes. There can be no assurance, however, that any compensation intended to qualify for deductibility under Section 162(m) awarded or paid by the Company will be fully deductible.

FEDERAL INCOME TAX ASPECTS OF THE 2007 PLAN

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 2007 Plan. It does not address any state, local or foreign income or other tax consequences, which may vary significantly depending upon the jurisdiction and the status of the stockholder/taxpayer. This summary also does not attempt to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an Incentive or Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock or Performance Award, or the shares of Common Stock underlying any of the foregoing. The discussion is based on the Internal Revenue Code, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

Incentive Stock Options

Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "Holding Period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in the income of the optionee will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the Holding Period has been satisfied, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the Holding Period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Internal Revenue Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Nonqualified Stock Options and Stock Appreciation Rights

As a general rule, no federal income tax is imposed on the optionee upon the grant of a Nonqualified Stock Option (whether or not including a Stock Appreciation Right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Internal Revenue Code, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee, assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Securities Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Stock Option or Stock Appreciation Right.

Restricted Stock

The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Internal Revenue Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect, under Section 83(b) of the Internal Revenue Code, to be taxed at the time of grant of the Restricted Stock award, based on the fair market value of the shares of Common Stock on the date of the award, in which case (i) subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a deduction at the same time and in the same amount; (ii) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company; and (iii) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

Performance Awards, Phantom Stock and Restricted Stock Units

An individual who has been granted a Performance Award, Phantom Stock or Restricted Stock Units generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a Performance Award, Phantom Stock award or award of Restricted Stock Units is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Internal Revenue Code, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award, Phantom Stock or Restricted Stock Units prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Internal Revenue Code, deductible as such by the Company.

Other Tax Considerations

If an award is accelerated under the 2007 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). In addition, as noted above, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

The 2007 Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Specific Benefits under the 2007 Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the proposed amendments to the 2007 Plan and is not currently considering any specific award grants that are conditioned upon such approval. If the additional shares that will be available under the 2007 Plan if stockholders approve the proposed amendments had been in existence in fiscal 2013, the Company expects that its award grants for fiscal 2013 would not have been substantially different from those actually made in that year under the 2007 Plan.  For information regarding stock-based awards granted to the Company’s Named Executive Officers during fiscal 2013, see the material in this proxy statement above under the heading “Executive Compensation.”

Potential Dilution and Burn Rate

The following paragraphs include additional information to help you assess the potential dilutive impact of the Company’s equity awards and the proposed amendments to the 2007 Stock Plan.

The following table shows the total number of shares of our common stock that were subject to outstanding restricted stock and restricted stock unit awards granted under the 2007 Plan, that were subject to outstanding stock options granted under the 2007 Plan, and that were then available for new award grants under the 2007 Plan as of December 31, 2013 and as of April 30, 2014.

	As of December 31, 2013	As of April 30, 2014

Shares subject to outstanding stock options	861,905	1,078,994
Shares subject to outstanding restricted stock and restricted stock unit awards	1,557	521
Shares available for new award grants	332,151	14,458

As of December 31, 2013, a total of 863,462 shares of the Company’s common stock were subject to all outstanding awards granted under the 2007 Plan, as well as the Company’s prior stock incentive plans and stock awards that were not granted under any plan. Of these shares, 1,557 shares were then subject to outstanding restricted stock and restricted stock unit awards and 861,905 shares were then subject to outstanding stock options having a weighted average strike price of $12.29 with a remaining term of 6.6 years.

As of April 30, 2014, a total of 1,079,515 shares of the Company’s common stock were subject to all outstanding awards granted under the 2007 Plan, as well as the Company’s prior stock incentive plans and stock awards that were not granted under any plan. Of these shares, 521 shares were then subject to outstanding restricted stock and restricted stock unit awards and 1,078,994 shares were then subject to outstanding stock options having a weighted average strike price of $9.70 with a remaining term of 7.3 years.

The weighted-average number of shares of the Company’s common stock issued and outstanding in each of the last three fiscal years is 4,648,373 shares issued and outstanding in 2011; 7,730,904 shares issued and outstanding in 2012; and 13,540,566 shares issued and outstanding in 2013. The number of shares of the Company’s common stock issued and outstanding as of December 31, 2013 and April 30, 2014 was 13,604,975 shares and 17,217,066 shares, respectively.

The total number of shares of the Company’s common stock subject to awards that the Company granted under the 2007 Plan over the last three fiscal years and to date as of April 30, 2014 are as follows:

●

277,036 shares in 2011 (which was 6.0% of the weighted-average number of shares of the Company’s common stock issued and outstanding in 2011), of which 265,703 shares were subject to stock option awards and 11,333 shares were subject to restricted stock and restricted stock unit awards;

●

148,553 shares in 2012 (which was 1.9% of the weighted-average number of shares of the Company’s common stock issued and outstanding in 2012), of which 145,611 shares were subject to stock option awards and 2,942 shares were subject to restricted stock and restricted stock unit awards;

●

187,888 shares in 2013 (which was 1.4% of the weighted-average number of shares of the Company’s common stock issued and outstanding in 2013), of which 187,777 shares were subject to stock option awards and 111 shares were subject to restricted stock and restricted stock unit awards; and

●

327,700 shares in 2014 to date as of April 30, 2014 (which was 2.0% of the weighted-average number of shares of the Company’s common stock issued and outstanding as of April 30, 2014), of which 323,200 shares were subject to stock option awards and 4,500 shares were subject to restricted stock and restricted stock unit awards.

The Compensation Committee anticipates that the 2,500,000 additional shares requested for the 2007 Plan (which represents 14.5% of the number of shares of the Company’s common stock issued and outstanding as of April 30, 2014), together with the 4,459 shares available for new award grants under the 2007 Plan on April 30, 2014 and assuming usual levels of shares becoming available for new awards as a result of forfeitures of outstanding awards, will provide the Company with flexibility to continue to grant equity awards under the 2007 Plan through approximately the end of 2016. However, this is only an estimate, in the Company’s judgment, based on current circumstances. The total number of shares that are subject to the Company’s award grants in any one year or from year-to-year may change based on any number of variables, including, without limitation, the value of the Company’s common stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards the Company grants and how the Company chooses to balance total compensation between cash and equity-based awards.

The closing market price for a share of the Company’s common stock as of April 29, 2014 was $3.29 per share.

AGGREGATE PAST GRANTS UNDER THE 2007 PLAN

As of April 30, 2014, awards covering 1,226,282 shares of Common Stock had been granted under the 2007 Plan. This number of shares includes shares subject to awards under the 2001, 2004 and 2007 plans that expired or terminated without having been exercised and paid and became available for new award grants under the 2007 Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock and restricted stock units vesting prior to that date, and option and unvested restricted stock and restricted stock unit holdings as of that date.

	Number of Shares Subject to Past Option	Number of Shares Acquired On	Number of Shares Underlying Options as of April 30, 2014		Number of Shares/Units Subject to Past Restricted Stock/Unit	Number of Shares/Units Vested as of April 30,	Number of Shares/Units Outstanding and Unvested as of April 30,
Name and Position	Grants	Exercise	Exercisable	Unexercisable	Grants	2014	2014
Executive Group:
Michael H. Tardugno President and Chief Executive Officer	263,330	–	151,701	111,629	27,782	27,782	–
Jeffrey W. Church Senior Vice President, Corporate Strategy and Investor Relations	106,664	–	56,203	50,461	7,777	7,777	–
Nicholas Borys Vice President and Chief Medical Officer	125,550	–	80,644	44,906	3,896	3,896	–

Total for Current Executive Group (3 persons):	495,544	–	288,548	206,996	39,455	39,455	–

Former Executive Group:
Gregory Weaver Former Senior Vice President and Chief Financial Officer	35,043	–	35,043	–	–	–	–

Non-Executive Director Group:
Max E. Link	76,939	7,777	48,719	20,443	–	–	–
Augustine Chow	55,551	–	41,847	13,704	–	–	–
Robert W. Hooper	38,886	–	25,182	13,704	–	–	–
Alberto Martinez	70,000	–	19,627	13,704	–	–	–
Frederick J. Fritz	55,000	–	16,294	13,704	4,500	4,500	–
Total for Current Non-Executive Director Group (5 persons):	234,705	7,777	151,669	75,259	4,500	4,500	–

Each other person who has received 5% or more of the options, warrants or rights under the 2007 Plan	–	–	–	–	–	–	–

All employees, including all current officers who are not executive officers or directors, as a group	373,852	52,373	264,734	56,745	43,183	42,662	521

Total	1,139,144	60,150	739,994	339,000	87,138	86,617	521

Dr. Chow and Mr. Fritz are each nominees for election to the Board at the 2014 annual meeting.

Equity Compensation Plan Information as of December 31, 2013

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c )
Equity compensation plans approved by security holders	861,905	(1)	$12.29	332,151	(2)
Equity compensation plans not approved by security holders	95,555	(3)	10.89	—
Total	957,460		$12.15	332,151

(1)	Includes both vested and unvested options to purchase Common Stock under the 2001 Plan, the 2004 Plan and the 2007 Plan. These options have a weighted average remaining term of 6.6 years.

(2)

Represents shares available for award grant purposes under the 2007 Plan. Subject to certain express limits of the plan, shares available under the plan generally may be used for any type of award authorized under that plan including options, stock appreciation rights, restricted stock and other forms of awards granted or denominated in shares of our common stock or units of our common stock. This number does not include the additional shares that would be available for issuance under the 2007 Plan if stockholders approve the proposed 2007 Plan amendments.

(3)

Includes the grant of an option to purchase 95,555 shares of our common stock to Mr. Tardugno on January 3, 2007.  The option was approved by our Board of Directors as an inducement to Mr. Tardugno to join the Company and was not approved by stockholders.  The option vested over the four-year period following the grant date and has a per-share exercise price of $10.89 and a maximum term of ten years. These options have a remaining term of 6.6 years. Upon a termination of Mr. Tardugno’s employment, the option will generally remain exercisable for 90 days following his termination, subject, however, to an extension of the exercise period in the case of a termination by the Company without cause or a termination in connection with a change in control of the Company and certain other events, in each case as described above under “Narrative Disclosure to Summary Compensation Table.”

The Board believes that the adoption of the proposed amendments to the 2007 Plan will promote the interests of the Company and its stockholders and will help the Company continue to be able to attract, retain and reward persons important to our success.

All members of the Board and all of our executive officers are eligible for awards under the 2007 Plan and thus have a personal interest in the approval of the 2007 Plan proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CELSION CORPORATION 2007 STOCK INCENTIVE PLAN AS DESCRIBED ABOVE.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR

THE 2015 ANNUAL MEETING OF STOCKHOLDERS

If a stockholder wants the Company to include a proposal in the Company's proxy statement for presentation at our 2015 Annual Meeting of Stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by the Company no later than December 31, 2014. Such proposals should be directed to Celsion Corporation, 997 Lenox Drive, Lawrenceville, NJ 08648, Attention: Corporate Secretary.

A stockholder may also nominate directors or have other business brought before the 2015 Annual Meeting of Stockholders by submitting the nomination or proposal to the Company, not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, in advance of the anniversary of the 2014 Annual Meeting of Stockholders; provided, however, in the event that the date of the 2015 Annual Meeting of Stockholders is more than thirty calendar days before or more than thirty calendar days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th calendar day in advance of such date of annual meeting and not later than the close of business on the later of the 90th calendar day in advance of such date of annual meeting or the 10th calendar day following the date on which public announcement of the date of the meeting is first made. The nomination or proposal must be delivered to the Company's executive offices at 997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648, Attention: Corporate Secretary no earlier than February 20, 2015 and no later than March 23, 2015. Any stockholder considering submitting a nominee or proposal for action at our 2015 Annual Meeting of Stockholders is directed to the Company's Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company's Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

April 30, 2014	By Order of the Board of Directors

/s/ Jeffrey W. Church
Jeffrey W. Church Corporate Secretary

Appendix A

CELSION CORPORATION
2007 STOCK INCENTIVE PLAN

Effective: __________, 2014

Amended:   ___________, 2014

CELSION CORPORATION
2007 STOCK INCENTIVE PLAN

1.     Establishment, Purpose and Types of Awards

        Celsion Corporation, a Delaware corporation (the Company), hereby establishes the Celsion Corporation 2007 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the "Company" by (i) providing incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

        The Plan permits the granting of Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock, and Performance Awards, in each case as such term is defined below, and any combination of the foregoing.

2.     Definitions

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a)    "Affiliate"   shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly not less than fifty percent (50%) of such entity.

         (b)    "Awards"   shall mean Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock, and Performance Awards, and any combination of the foregoing.

         (c)    "Board"   shall mean the Board of Directors of the Company.

         (d)    "Change in Control"   shall mean:

         (i)    The consummation of an amalgamation, merger or consolidation of the Company with or into another entity or any other corporate reorganization of the Company, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such amalgamation, merger, consolidation or other reorganization (or, if applicable, more than fifty percent (50%) of the combined voting power of the ultimate parent company that directly or indirectly has beneficial ownership of the securities of such continuing or surviving entity) is not owned directly or indirectly by persons who were holders of the Company's then-outstanding voting securities immediately prior to such amalgamation, merger, consolidation or other reorganization;

         (ii)   The sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a Parent, a Subsidiary or an Affiliate of the Company;

         (iii)  Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company's then-outstanding voting securities. For purposes of this subsection, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude: (A) any Parent, Subsidiary or Affiliate of the Company, (B) any employee benefit plan (or related trust) sponsored or maintained by the Company, a Parent, or any Subsidiary or Affiliate, and (C) any underwriter temporarily holding securities pursuant to an offering of such securities; or

        (iv)  A change in the composition of the Board over a period of twenty four (24) consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose election, or nomination for election by the Company's Stockholders, was approved by a vote of at least a majority of the directors then comprising the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

        (e)    "Code"   shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

        (f)     "Committee"   shall mean the Board or a committee of the Board appointed pursuant to Section 3 of the Plan to administer the Plan.

        (g)    "Committee Delegate"   shall mean the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(c).

        (h)    "Covered Employee"   shall mean an employee of the Company or any Parent, Subsidiary or Affiliate who is subject to Code Section 162(m).

        (i)     "Exchange Act"   shall mean the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

        (j)     "Fair Market Value"   of the Stock for any purpose on a particular date shall mean:

        (i)    if the Stock is traded on a public securities exchange or a national automated quotation system, the closing price for Stock on the relevant date, or (if there were no sales on such date) the closing price on the nearest day before the relevant date, as reported in The Wall Street Journal or a similar publication selected by the Committee; or

        (ii)   if the Stock is not traded on a public securities exchange or a national quotation system on such date, the price determined in a manner such as the Committee shall in good faith determine to be appropriate.

        (k)    "Grant Agreement"   shall mean a written agreement between the Company and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

        (l)     "Grant Date"   shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

        (m)   "Incentive Stock Options"   shall mean Stock options that meet the requirements of Code Section 422.

        (n)    "Nonqualified Stock Options"   shall mean Stock options that do not meet the requirements of Code Section 422.

        (o)    "Parent"   shall mean a company, whether now or hereafter existing, within the meaning of the definition of "parent company" provided in Section 424(e) of the Code, or any successor thereto of similar import.

        (p)    "Participant"   shall mean a director, officer, employee or consultant of the Company, or any Parent, Subsidiary or Affiliate, who is granted an Award under the Plan.

        (q)    "Performance Award"   shall mean an Award under Section 10 hereof.

        (r)    "Performance Measure"   shall mean one or more of the following criteria selected by the Committee to measure performance of the Company or any Parent, Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, if so determined by the Committee and, in the case of a Performance Award to a Covered Employee, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

        (s)    "Performance Period"   means a period of not less than three months nor more than ten years over which the achievement of targets for Performance Measures is determined.

        (t)    " Phantom Stock"   shall mean Awards under Section 9.

        (u)    "Restricted Stock" and "Restricted Stock Units"   shall mean Awards under Section 7.

        (v)    "Rule 16b-3"   shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

        (w)   "Securities Act"   shall mean the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

        (x)    "Stock"   shall mean common stock of the Company, par value $0.01 per share.

        (y)    "Stock Appreciation Rights"   shall mean Awards under Section 8.

        (z)    "Subsidiary" and "Subsidiaries"   shall mean only a company or companies, whether now or hereafter existing, within the meaning of the definition of "subsidiary company" provided in Section 424(f) of the Code, or any successor thereto of similar import.

        (aa)  "2001 Plan"   shall mean the 2001 Celsion Corporation Stock Option Plan.

        (bb)  "2004 Plan"   shall mean the Celsion Corporation 2004 Stock Incentive Plan.

3.     Administration

        (a)     Procedure.     The Plan shall be administered by the Board. In the alternative, the Board may delegate authority to a Committee to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Such Committee shall consist of not less than two (2) members of the Board each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule of similar import, and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

        Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

        The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b)     Secondary Committees and Sub-Plans.     The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a "Committee" under the Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee. Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may designate and grant Awards to Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee shall also have the power to establish sub-plans (which may be included as appendices to the Plan or the respective Grant Agreements), which may constitute separate schemes, for the purpose of establishing schemes which meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions. Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of the Plan.

        (c)     Powers of the Committee.     The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

        (i)    determine the Participants to whom, and the time or times at which, Awards shall be granted,

        (ii)   determine the types of Awards to be granted,

        (iii)  determine the number of shares of Stock and/or amount of cash to be covered by or used for reference purposes for each Award,

        (iv)  impose such terms, limitations, vesting schedules, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award and the period, if any, following a grantee's termination of employment or service with the Company or any Parent, Subsidiary or Affiliate during which the Award shall remain exercisable,

        (v)   modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards (subject to the no-repricing provision below),

        (vi) accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award,

        (vii)  establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period, and

        (viii)  permit the deferral of, or require a Participant to defer such Participant's receipt of, the delivery of Stock and/or cash under an Award that would otherwise be due to such Participant and establish rules and procedures for such payment deferrals, provided the requirements of Code Section 409A are met with respect to any such deferral.

        The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

        Notwithstanding the foregoing and except for an adjustment pursuant to Section 13 or a repricing approved by stockholders, in no case may the Committee (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other Awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for a stock option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original Award.

        (d)     Limited Liability.     To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

        (e)     Indemnification.     The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation, as a matter of law, or otherwise.

        (f)     Effect of Committee's Decision.     All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's or Committee Delegate's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

        (g)     Apprising the Board.     The Committee will inform the Board regarding its activities under the Plan not less frequently than at each scheduled Board meeting and at such other times as the Board may request.

4.     Stock Available Under the Plan; Maximum Awards

        (a)     Stock Available Under the Plan.

        (i)    Subject to adjustments as provided in Section 13 of the Plan, the Stock that may be delivered or purchased or used for reference purposes (with respect to Stock Appreciation Rights, or Phantom Stock) with respect to Awards granted under the Plan, including with respect to Incentive Stock Options, shall not exceed an aggregate of three million four hundred forty-four thousand, four hundred forty-four (3,444,444) shares of Stock, plus the number of shares of Stock available from the 2001 Plan and 2004 Plan as provided in Subsection 4(a)(ii) below. Stock available under the Plan may be, in any combination, authorized but unissued Stock, treasury Stock and Stock that is repurchased, in the market, and canceled by the Company.

           The Company shall reserve said number of shares of Stock for Awards under the Plan, subject to adjustments as provided in Section 13 of the Plan. If any Award, or portion of an Award, issued under the Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of Restricted Shares, without vesting) of Stock, the Stock subject to such Award shall thereafter be available for further Awards under the Plan. Notwithstanding the foregoing, if a Stock option or Stock Appreciation Right is settled by the delivery of a net number of shares of Stock, the full number of shares underlying such Stock option or Stock Appreciation Right will not be available for subsequent awards under the Plan. Shares repurchased on the open market with the proceeds of an exercise price will not again be made available for issuance under the Plan. In addition, (i) shares withheld by the Company to satisfy the tax obligations related to an Award granted under the Plan will again be available for grants of Awards under the Plan, (ii) to the extent an Award is paid or settled in cash, the number of shares with respect to which such payment or settlement is made will again be available for grants of Awards under the Plan and (iii) shares underlying Awards that can only be settled in cash will not be counted against the aggregate number of shares of Stock available for Awards under the Plan.

        (ii)   There shall be available for issuance under the Plan, in addition to the shares referred to in Section 4(a)(i) above, any shares of Stock subject to any awards issued under the 2001 Plan or 2004 Plan that are outstanding as of June 13, 2007, to the extent such awards subsequently expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled, without delivery of shares of Stock or other consideration to the holder.

        (b)     Maximum Awards to Covered Employees.     The maximum number of shares of Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee (including, for purposes of clarity, the aggregate number of shares of Stock subject to Stock options and Stock Appreciation Rights granted during any calendar year to any Covered Employee) shall be limited to two hundred thousand (200,000) shares, subject to adjustments as provided in Section 13. To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered or canceled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

5.     Participation

        Participation in the Plan shall be open to all directors, officers, employees and consultants of the Company, or of any Parent, Subsidiary or Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of Incentive Stock Options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company.

        Awards may be granted to such Participants and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to a Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.     Stock Options

        Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to Participants Awards of Nonqualified Stock Options and/or Incentive Stock Options. The stock option Awards granted shall be subject to the following terms and conditions.

        (a)     Grant of Option.     The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Company and the grantee, stating the number of shares of Stock subject to the stock option evidenced thereby, the exercise price and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

        (b)     Exercise Price.     The price per share payable upon the exercise of each stock option shall be determined by the Committee, but shall not be less than the Fair Market Value of the shares on the Grant Date, unless the stock option complies with Section 409A of the Code.

        (c)     Payment.     Stock options may be exercised in whole or in part by payment of the exercise price of the Stock to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if provided in the Grant Agreement and permitted by applicable law, in shares of Stock which have been held by grantee for at least six (6) months, or a combination of cash and such Stock, or by such other means as the Committee may prescribe. The Fair Market Value of Stock delivered on exercise of stock options shall be determined as of the date of exercise.

        If the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased Stock directly to such brokerage firm.

        (d)     Term of Options.     The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the Stock certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any Stock represented by an outstanding stock option.

        (e)     Restrictions on Incentive Stock Options.     Incentive Stock Option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

         (i)     Grant Date.     An Incentive Stock Option must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Company's stockholders.

         (ii)     Exercise Price and Term.     The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the stock option is granted and the term of the stock option shall not exceed ten (10) years. Also, the exercise price of any Incentive Stock Option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of Stock of the Company or any Parent or Subsidiary of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the grant date and the term of such stock option shall not exceed five (5) years.

         (iii)     Maximum Grant.     The aggregate Fair Market Value (determined as of the Grant Date) of Stock of the Company with respect to which all Incentive Stock Options first become exercisable by any grantee in any calendar year under this or any other plan of the Company and its Parent and Subsidiaries may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such stock options to the extent of the Stock in excess of such limit shall be treated as Nonqualified Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

         (iv)     Grantee.     Incentive Stock Options shall only be issued to employees of the Company or of a Parent, Subsidiary or Affiliate of the Company.

         (v)     Designation.     No stock option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

         (vi)     Stockholder Approval.     No stock option issued under the Plan shall be an Incentive Stock Option unless the Plan is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board in accordance with the Bylaws of the Company and governing law relating to such matters.

        (f)     Other Terms and Conditions.     Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.     Restricted Stock and Restricted Stock Units

        (a)     In General.     Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for removal of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving Restricted Stock or Restricted Stock Units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

        (b)     Vesting Conditions and Other Restrictions.     Each Award for Restricted Stock and Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any vesting or other restriction applicable to any Restricted Stock or Restricted Stock Units awarded to any grantee under the Plan.

        (c)     Stock Issuance and Stockholder Rights.

        (i)    Restricted Stock. Stock certificates with respect to Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Stock shall be registered, at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Any Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the grantee may be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the grantee shall have all of the rights of a holder of Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

        (ii)   Restricted Stock Units. Stock certificates for the shares of Stock subject to a Restricted Stock Unit shall be issued, and/or Stock shall be registered, upon vesting and lapse of any other restrictions with respect to the issuance of Stock under such Award. The grantee will not be entitled to vote such Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Stock and/or the registration of the Stock. An Award of Restricted Stock Units may provide the Participant with the right to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding, which payments may, in the Committee's discretion, either be made currently or credited to an account for the Participant, and may be settled in cash or Stock, all as determined by the Committee. Unless otherwise determined by the Committee with respect to a particular Award, each outstanding Restricted Stock Unit shall accrue such dividend equivalents, deferred as equivalent amounts of additional Restricted Stock Units, which amounts will be paid only when and if the Restricted Stock Unit (on which such dividend equivalents were accrued) vests and becomes payable. To the extent that a Restricted Stock Unit does not vest or is otherwise forfeited, any accrued and unpaid dividend equivalents shall be forfeited.

        (i)    Certain Dividend and Dividend Equivalent Rights. Notwithstanding the foregoing provisions of this Section 7, any dividends and/or dividend equivalents as to the unvested portion of a Restricted Stock Award that is subject to performance-based vesting requirements or the unvested portion of a Restricted Stock Unit Award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

8.     Stock Appreciation Rights

        (a)     Award of Stock Appreciation Rights.     Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant Stock Appreciation Rights ("SARs") to Participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Company and the grantee, stating the number of shares of Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any Stock represented by a SAR.

        (b)     Restrictions of Tandem SARs.     No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

        (c)     Amount of Payment upon Exercise of SARs.     A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share of Stock specified in the Grant Agreement, times (ii) the number of shares of Stock specified by the SAR, or portion thereof, that is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose). The base price per share under a SAR shall not be less than the Fair Market Value of a share of Stock on the Grant Date, unless the SAR complies with Section 409A of the Code.

        (d)     Form of Payment upon Exercise of SARs.     Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in Stock, the number of shares of Stock shall be determined by dividing such portion by the Fair Market Value of a share of Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

9.     Phantom Stock

        The grant of Phantom Stock shall be evidenced by a Grant Agreement, executed by the Company and the grantee, that incorporates the terms of the Plan and states the number of shares of Phantom Stock evidenced thereby and the terms and conditions of such Phantom Stock in such form as the Committee may from time to time determine. Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. Each share of Phantom Stock shall represent the value of one share of Stock. Phantom Stock shall become payable in whole or in part in such form, at such time or times and pursuant to such conditions in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares represented by Phantom Stock as a result of the grant of Phantom Stock to the grantee. Phantom Stock may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine desirable or appropriate from time to time.

10.   Performance Awards

        (a)     In General.     The Committee, in its discretion, may establish targets for Performance Measures for selected Participants and authorize the granting, vesting, payment and/or delivery of Performance Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and/or Phantom Stock to such Participants upon achievement of such targets for Performance Measures during a Performance Period. The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

        (b)     Covered Employee Targets.     After the Company is subject to Code Section 162(m), in connection with any Performance Awards granted to a Covered Employee, the Committee shall (i) establish in the applicable Grant Agreement the specific targets relative to the Performance Measures which must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Grant Agreement the method for computing the portion of the Performance Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such grant, vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Performance Awards with respect to Covered Employees, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2)(i), and the Committee in interpreting the Plan shall be guided by such provisions.

11.   Withholding and Reporting of Taxes

        The Company may require, as a condition to the grant of any Award under the Plan, vesting or exercise pursuant to such Award or to the delivery of certificates for shares of Stock issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement, that the grantee pay to the Company, in cash or, if approved by the Company, in Stock, including Stock acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to any taxable event under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to the grant, vesting, exercise or payment of or under any Award under the Plan or a Grant Agreement, or to retain or sell a sufficient number of the shares of Stock to be issued to such grantee to cover any such taxes. The Company or any Parent, Subsidiary or Affiliate shall comply with any applicable tax reporting requirements of any jurisdiction imposed on it by law with respect to the granting, vesting, exercise and/or payment of Awards.

12.   Transferability

        No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative. Notwithstanding the foregoing, an Award other than an Incentive Stock Option may, in the Committee's sole discretion, be transferable by gift or domestic relations order to (i) the grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, "Family Members"), (ii) a company, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee.

13.   Adjustments; Business Combinations

        (a)     Adjustments.     In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other similar event, the Committee shall equitably and proportionately adjust (i) the number and type of shares of Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits set forth in Section 4 of the Plan), (ii) the number, amount and type of shares of Stock (or other securities or property) subject to any outstanding Awards, (iii) the grant, purchase, or exercise price of any outstanding Awards, and/or (iv) the performance standards applicable to any then-outstanding Performance Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Awards.

        (b)     Change in Control.     In the event of any proposed Change in Control under Section 2(d)(i), (ii) or (iii), the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

        (c)     Dissolution and Liquidation.     In the event the Company dissolves and liquidates (other than pursuant to a plan of amalgamation, merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award, provided such action is in compliance with Code Section 409A if applicable: (i) each grantee shall have the right to exercise his stock option, Stock Appreciation Right, or Phantom Stock or to require delivery of Stock certificates, and/or registration of the Stock, representing any such Restricted Stock or Restricted Stock Unit Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option, Stock Appreciation Right or Phantom Stock not so exercised, canceled or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock or Restricted Stock Units as to which there has not been such delivery of Stock certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Company and the grantee's rights with respect to his outstanding Award.

        (d)     Other Adjustments.     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding paragraphs of this Section 13) affecting the Company, or the financial statements of the Company or any Parent, Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Except as hereinbefore expressly provided, issuance by the Company of stock of any class or securities convertible into stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock subject to Awards.

14.   Termination and Amendment

        (a)     Amendment or Termination by the Board.     The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan).

        (b)     Amendments by the Committee.     The Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend any outstanding Award in any manner as provided in Sections 3(c) and (d) (subject to the no-repricing provision therein) and to the extent that the Committee would have had the authority to make such Award as so amended.

        (c)     Approval of Grantees.     No amendment to the Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under the Plan without the approval of the grantee. Further, no amendment to the Plan or an Award shall be made which would cause any Award to fail to either comply with or meet an exception from Code Section 409A.

15.   Non-Guarantee of Employment

        Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Company or any Parent, Subsidiary or Affiliate or shall interfere in any way with the right of the Company or any Parent, Subsidiary or Affiliate to terminate an employee at any time.

16.   Termination of Employment

        For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Company and the Company's Parent, Subsidiaries or Affiliates shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence that is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

17.   Written Agreement

        Each Grant Agreement entered into between the Company and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

18.   Non-Uniform Determinations

        The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

19.   Limitation on Benefits

        With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.   Listing and Registration

        If the Company determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. or under any law of Stock subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Stock thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

21.   Compliance with Securities Law

        The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any Stock certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Company may also require that a grantee submit other written representations that will permit the Company to comply with applicable federal and state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Company may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. Any Stock certificates for shares issued pursuant to this Plan may bear a legend restricting transferability of the Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable securities laws of the states of the U.S. The Company may notify its transfer agent to stop any transfer of Stock not made in compliance with these restrictions. Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of Stock certificates for such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

22.   No Trust or Fund Created

        Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

23.   No Limit on Other Compensation Arrangements

        Nothing contained in the Plan shall prevent the Company or any Parent, Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases), including without limitation the granting of stock options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Phantom Stock Units otherwise than under the Plan.

24.   No Restriction of Corporate Action

        Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any Parent, Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to amalgamate, merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or, except as otherwise provided herein, or in a Grant Agreement, to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any Parent, Subsidiary or Affiliate as a result of such action.

25.   Governing Law

        The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined in accordance with applicable federal laws and the laws of the State of Maryland. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or local courts of the State of Maryland, to resolve any and all issues that may arise out of or relate to the Plan or any related Grant Agreement. The Awards under the Plan are intended to either comply with or meet an exception from Code Section 409A and shall be so interpreted.

26.   Plan Subject to Charter and Bylaws

        This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be in effect from time to time.

27.   Effective Date; Termination Date

        The Plan is effective as of the date on which the Plan is approved by the stockholders of the Company. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10 th ) anniversary of the effective date of the Plan (subject to any extension of the Plan term that may be approved by stockholders). Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Initially Approved by the Board: March 12, 2007

Date Initially Approved by the Stockholders: June 13, 2007

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Dr. Augustine Chow 02 Mr. Frederick J. Fritz

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3:

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000213024_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K, Notice and Proxy Statement is/are available at www.proxyvote.com .

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELSION CORPORATION

The undersigned stockholder of Celsion Corporation (the "Company") hereby appoints Michael H. Tardugno and Jeffrey W. Church, and each of them, as proxies, with full power of substitution in each of them, for and in the name of the undersigned, to represent the undersigned and vote, as designated below, all shares of the common stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on Friday, June 20, 2014 at the Harvard Club of New York, 35 West 44th Street, New York, NY 10036, or at any adjournment or postponement thereof. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting and acknowledges receipt of Notice of the Annual Meeting and the Proxy Statement in connection therewith (the terms of each of which are incorporated by reference herein).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE NOMINEES NAMED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO MAIL BACK THIS PROXY.

Continued and to be signed on reverse side

0000213024_2 R1.0.0.51160